UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PREDICTIVE ONCOLOGY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PREDICTIVE ONCOLOGY INC.

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

Telephone: (651) 389-4800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on September 3, 2020

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Predictive Oncology Inc. (the “Company” or “Predictive”) to be held virtually via live audio webcast at www.virtualshareholdermeeting.com/POAI2020 on September 3, 2020, at 3:00 PM (Central Standard Time). You will not be able to attend the Annual Meeting in person.

During the Annual Meeting, the Company’s stockholders will be asked to:

1.	Elect three Class II directors to hold office until the 2023 Annual Meeting of Stockholders;

2.	Approve the reincorporation of the Company in Nevada (the “Reincorporation”);

3.	Approve the repricing of outstanding stock options issued under the Company’s Amended and Restated 2012 Stock Incentive Plan and held by current officers or employees of the Company which have an exercise price higher than $1.54 per share (the “Option Repricing”);

4.	Approve an Amended and Restated 2012 Stock Incentive Plan (the “Amended and Restated Plan”), including an increase in the reserve of shares of common stock authorized for issuance thereunder by 750,000 to 1,750,000;

5.	Ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

6.	Approve a proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies for approval of the Reincorporation, the Option Repricing and/or the Amended and Restated Plan, as applicable; and

7.	Conduct any other business as more fully described in the proxy statement accompanying this Notice.

These items of business are more fully described in the proxy statement accompanying this Notice.

The record date for the Annual Meeting is July 23, 2020. Only stockholders of record at the close of business on that date are entitled to vote at the meeting or any adjournment thereof, or by proxy.

By Order of the Board of Directors,

Sincerely,

/s/ Carl Schwartz

Carl Schwartz
Chief Executive Officer

Eagan, Minnesota

July 29, 2020

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Your vote is important. Whether or not you expect to attend the Annual Meeting via live audio webcast, please submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided or vote by phone or over the Internet as instructed in the proxy statement. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a legal proxy issued in your name from that record holder. If you participate in and vote your shares at the Annual Meeting, your proxy will not be used.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
VIRTUAL STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 3, 2020:

The Proxy Statement is

available at http://investors.skylinemedical.com

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TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING	1

PROPOSAL NO. 1: ELECTION OF DIRECTORS	7

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	10

TRANSACTIONS WITH RELATED PERSONS	16

RELATED PARTY TRANSACTIONS	16

EQUITY COMPENSATION PLAN INFORMATION	17

EXECUTIVE COMPENSATION	18

DIRECTOR COMPENSATION	23

PROPOSAL NO. 2: APPROVAL OF REINCORPORATION IN NEVADA	24

PROPOSAL NO. 3: APPROVAL OF the repricing of CERTAIN outstanding stock options	39

PROPOSAL NO. 4: APPROVAL OF AN AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN	42

PROPOSAL NO. 5: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS	46

PROPOSAL NO. 6: APPROVal of a proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies for approval of Proposal Nos. 2, 3 and/or 4, as applicable	48

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	49

FORM 10-K	50

OTHER MATTERS	51

APPENDIX A: FORM OF MERGER AGREEMENT (AS IF PROPOSAL NO. 2 IS APPROVED)

APPENDIX B: FORM OF POST-REINCORPORATION the Articles of Incorporation (AS IF PROPOSAL NO. 2 IS APPROVED)

APPENDIX C: FORM OF POST-REINCORPORATION BYLAWS (AS IF PROPOSAL NO. 2 IS APPROVED)

APPENDIX D: FORM OF AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN (MARKED TO SHOW CHANGES IN PROPOSED RESTATED PLAN)

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PREDICTIVE ONCOLOGY INC.

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

Telephone: (651) 389-4800

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD VIRTUALLY ON SEPTEMBER 3, 2020

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors (the “Board of Directors” or the “Board”) of Predictive Oncology Inc. (the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on September 3, 2020, at 3:00 PM (Central Standard Time), including any adjournments or postponements of the Annual Meeting. The Annual Meeting will be a virtual meeting via live audio webcast on the Internet. You do not need to attend the virtual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy by facsimile, email or on the Internet.

The Company intends to mail this proxy statement and accompanying proxy card on or about July 29, 2020, to all stockholders of record entitled to vote at the Annual Meeting.

Conduct of the Meeting – Virtual Only

The Annual Meeting will be held virtually on September 3, 2020 at 3:00 p.m. (Central Standard Time), via live audio webcast at http://www.virtualshareholdermeeting.com/POAI2020. There will be no physical meeting location. To attend the Annual Meeting, you will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability or proxy card. We recommend that you log in at least fifteen minutes before the Annual Meeting to ensure that you are logged in when the meeting starts. Information on how to vote online at the Annual Meeting is discussed below.

If you wish to submit a question, please do so during the meeting by logging into the virtual platform at http://www.virtualshareholdermeeting.com/POAI2020 and follow the instructions within.

Questions pertinent to meeting matters will be answered during the Annual Meeting. The Annual Meeting is not to be used as a forum to present personal matters, or general economic, political or other views that are not directly related to the business of Predictive and the matters properly before the Annual Meeting, and therefore questions on such matters will not be answered.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Why are we holding the Annual Meeting virtually?

Our Board of Directors annually considers the appropriate format of our annual meeting of stockholders. As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, and in light of the COVID-19 global pandemic, the Board believes that hosting a virtual Annual Meeting is in our best interest and the best interest of our stockholders and enables increased stockholder attendance and participation during a time when many travel and gathering restrictions are in place and may limit attendance at our Annual Meeting. We believe that the virtual meeting format will provide stockholders a similar level of transparency to the traditional in-person meeting format and we will take steps to ensure such an experience. Our stockholders will be afforded the same opportunities to participate at the virtual meeting as they would at an in-person annual meeting of stockholders.

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Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on July 23, 2020, will be entitled to vote at the Annual Meeting. On the record date, there were 14,503,614 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on July 23, 2020, your shares were registered directly in your name with the Company’s transfer agent, Corporate Stock Transfer, Inc., then you are a stockholder of record. As a stockholder of record, you may vote at the virtual meeting or vote by proxy. Whether or not you plan to attend the virtual meeting, we urge you to vote your shares by completing, signing, dating and mailing your proxy card in the envelope provided or vote by proxy via facsimile, email or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on July 23, 2020, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the virtual meeting unless you request and obtain a valid legal proxy from your broker or other agent.

What am I voting on?

There are six matters scheduled for a vote:

1.	To elect three Class II directors to hold office until the 2023 Annual Meeting of Stockholders;

2.	To approve the reincorporation of the Company in Nevada (the “Reincorporation”);

3.	To approve the repricing of outstanding stock options issued under the Company’s Amended and Restated 2012 Stock Incentive Plan and held by current officers or employees of the Company which have an exercise price higher than $1.54 per share, but excluding options granted for service on our board of directors (the “Option Repricing”);

4.	To approve an Amended and Restated 2012 Stock Incentive Plan (the “Amended and Restated Plan”), including an increase in the reserve of shares of common stock authorized for issuance thereunder by 750,000 to 1,750,000;

5.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

6.	To approve a proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies for approval of the Reincorporation, the Option Repricing and/or the Amended and Restated Plan, as applicable.

How do I vote?

For Proposal No. 1, you may either vote “FOR” the nominee to the Board of Directors or you may “Withhold” your vote for the nominee. For Proposal Nos. 2, 3, 4, 5, and 6, you may vote “FOR” or “AGAINST” or abstain from voting.

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The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy via facsimile, email or on the Internet. Whether or not you plan to attend the virtual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual meeting and vote your shares even if you have already voted by proxy.

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To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

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To vote by phone, call 1-800-690-6903 and transmit your voting instructions up until 11:59 p.m. Eastern Time on September 2, 2020. Have your proxy card in hand when you call and then follow the instructions.

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To vote online before the Annual Meeting, go to www.proxyvote.com and transmit your voting instructions up until 11:59 p.m. Eastern Time on September 2, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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To vote online during the Annual Meeting, visit www.virtualshareholdermeeting.com/POAI2020, be sure to have your Notice of Internet Availability or proxy card available and follow the instructions given on the secure website. You will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability or proxy card to vote online at the Annual Meeting.

Internet Voting

We are providing Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker or bank. Alternatively, you may vote over the Internet as instructed by your broker or bank. To vote in real time at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of July 23, 2020.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” Proposals 2, 3, 4, 5 and 6, and “For” the directors nominated for re-election in Proposal No. 1.

Who is the Company’s proxy solicitor, and who is paying for this proxy solicitation?

The Company has retained Regan & Associates, Inc. (“Regan”), an independent proxy solicitation firm, to assist in soliciting proxies on our behalf. We have agreed to pay Regan a fee of $37,500, plus out-of-pocket expenses, for these services. We bear all proxy solicitation costs. If stockholders need assistance with casting or changing their vote, they should contact our proxy solicitor, Regan, at (212) 587-3005.

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In addition, our directors and employees may also solicit proxies in person, by telephone, email or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Are proxy materials available on the Internet?

This proxy statement is available at http://investors.skylinemedical.com.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may send a written notice to the secretary of the Company before the Annual Meeting stating that you would like to revoke your proxy.

•	If you have signed and returned a paper proxy card, you may sign a new proxy card bearing a later date and submit it as instructed above.

•	If you have voted by telephone or Internet, you may cast a new vote by telephone or over the Internet as instructed above.

•	You may attend the virtual Annual Meeting and vote online by following the instructions posted at www.virtualshareholdermeeting.com/POAI2020. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting for each proposal separately. For Proposal No. 1, the inspector of election will count “FOR,” “WITHHOLD”, abstentions and broker non-votes. For Proposal Nos. 2, 3, and 4, the inspector of election will count “FOR”, “AGAINST”, abstentions and broker non-votes. For Proposal Nos. 5 and 6, the inspector of election will count “FOR”, “AGAINST” and abstentions. Abstentions will be counted towards the vote total for each proposal and will have the same effect as “Against” votes, except in connection with Proposal No. 2. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

Is cumulative voting permitted for the election of directors?

No. You will not be permitted to cumulate your votes for the election of directors. Under Delaware law, stockholders are not entitled to cumulative voting rights unless a corporation’s certificate of incorporation explicitly authorizes such rights. The Company’s certificate of incorporation does not authorize cumulative voting rights for stockholders.

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What are are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Proposal Nos. 5 and 6 are matters considered routine under the NYSE rules. All other proposals are matters considered non-routine by the New York Stock Exchange, and therefore, there may be broker non-votes on these proposals.

How many votes are needed to approve each proposal?

—	For Proposal No. 1, the election of three Class II directors, who are elected by a plurality of the votes of the shares present at the virtual meeting or represented by proxy and entitled to vote on the election of directors, the nominees receiving the most “For” votes will be elected. Only votes “For” or “Withheld” will affect the outcome.

—	For Proposal No. 2, approval of the Reincorporation, to be approved, Proposal No. 2 must receive a “For” vote from a majority of the outstanding shares of common stock of the Company. If you “Abstain” from voting, it will have no impact on the vote. Broker non-votes will not have any effect on approval of Proposal No. 2, because they are not entitled to vote on the matter.

—	For Proposal No. 3, approval of the Option Repricing, to be approved, Proposal No. 3 must receive a “For” vote from a majority of the shares of capital stock of the Company present at the virtual meeting or represented by proxy and entitled to vote on Proposal No. 3. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will not have any effect on approval of Proposal No. 3, because they are not entitled to vote on the matter.

—	For Proposal No. 4, approval of the Amended and Restated Plan, to be approved, Proposal No. 4 must receive a “For” vote from a majority of the shares of capital stock of the Company present at the virtual meeting or represented by proxy and entitled to vote on Proposal No. 4. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will not have any effect on approval of Proposal No. 4, because they are not entitled to vote on the matter must.

—	For Proposal No. 5, approval of auditors, to be approved, Proposal No. 5 must receive a “For” vote from majority of shares of capital stock of the Company present at the virtual meeting or represented by proxy and entitled to vote on Proposal No. 5. If you “Abstain” from voting, it will have the same effect as an “Against” vote. There will be no broker non-votes on Proposal No. 5.

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For Proposal No. 6, approval of adjournment of the Annual Meeting, to be approved, Proposal No. 6 must receive a “For” vote from majority of shares of capital stock of the Company present at the virtual meeting or represented by proxy and entitled to vote on Proposal No. 6. If you “Abstain” from voting, it will have the same effect as an “Against” vote. There will be no broker non-votes on Proposal No. 6.

What is the quorum requirement?

A quorum of the Company’s stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present at the virtual meeting or represented by proxy. On the record date, there were 14,503,614 shares of common stock outstanding and entitled to vote. Thus, the holders of 7,251,808 shares of common stock must be present at the virtual meeting or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in real time at the virtual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the virtual meeting or represented by proxy, or the chairman of the meeting, may adjourn the meeting to another date.

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How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days after the Annual Meeting.

When are stockholder proposals due for the 2021 Annual Meeting ?

If you would like to submit a proposal for us to include in the proxy statement for the 2021 Annual Meeting of Stockholders, you must comply with Rule 14a-8 under the Exchange Act and the advance notice provisions of our Amended and Restated Bylaws. You must also make sure that we receive your proposal at our executive offices (sent c/o Secretary) by May 6, 2021, if the Annual Meeting is held within 30 days of September 3, 2021. If the Annual Meeting is not held within 30 days of such date, then the Company will disclose the deadline for such proposals, if different. Any stockholder proposal included in our proxy statement will also be included on our form of proxy so that stockholders can indicate how they wish to vote their shares on the proposal.

If you would like to recommend a person for consideration as a nominee for election as a director at the 2021 Annual Meeting of Stockholders, you must comply with the advance notice provisions of our Second Amended and Restated Bylaws. These provisions require that we receive your nomination at our executive offices (sent c/o Secretary) no earlier than June 5, 2021 and no later than July 5, 2021.

If you would like to present a proposal at the 2020 Annual Meeting of Stockholders without including it in our proxy statement, you must comply with the advance notice provisions of our Second Amended and Restated Bylaws. These provisions require that we receive your nomination at our executive offices (sent c/o Secretary) no earlier than June 5, 2021 and no later than July 5, 2021. If the Annual Meeting is not held within 30 days of such date, then the Company will disclose the deadline for such proposals, if different.

If the presiding officer at the 2021 Annual Meeting of Stockholders determines that a stockholder proposal or stockholder director nomination was not submitted in compliance with the advance notice provisions of our Second Amended and Restated Bylaws, the proposal or nomination will be ruled out of order and not acted upon.

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OVERVIEW OF PROPOSALS

This Proxy Statement contains six proposals requiring stockholder action. Proposal No. 1 requests the election of three Class II Directors to the Board of Directors. Proposal No. 2 requests approval of the Reincorporation of the Company in Nevada. Proposal No. 3 requests approval of the repricing of outstanding stock options issued under the Company’s Amended and Restated 2012 Stock Incentive Plan and held by current officers or employees of the Company which have an exercise price higher than $1.54 per share. Proposal No. 4 requests approval of an Amended and Restated 2012 Stock Incentive Plan, including an increase in the reserve of shares of common stock authorized for issuance thereunder by 750,000 to 1,750,000. Proposal No. 5 requests the ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Proposal No. 6 requests approval to adjourn the Annual Meeting, if necessary, to solicit additional proxies for approval of Proposal Nos. 2, 3, and/or 4, as applicable.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors shall be comprised of such number of directors as determined by the Board, and directors need not be stockholders of the Company. The Board is divided into three classes, and one class is elected each year at the Annual Meeting of Stockholders for a term of three years. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve for the remainder of the full term and until the director’s successor is elected and qualified.

The directors of the Company do not have a definite term of office and each director serves until his or her successor is elected and duly qualified. The Board has established a Governance/Nominating Committee which considers director candidates, including those recommended by stockholders, and recommends candidates to the full Board for approval. To nominate a director, stockholders must submit such nomination in writing to our Secretary at 2915 Commers Drive, Suite 900, Eagan, Minnesota 55121.

The terms of the Class II directors are scheduled to expire on the date of the upcoming Annual Meeting. Based on the recommendation of the Governance/Nominating Committee, the Board’s nominees for election by the stockholders are J. Melville Engle, Gregory S. St.Clair, Sr., and Dr. Nancy Chung-Welch. If elected, the nominees will serve as directors until the 2023 Annual Meeting of Stockholders and until his/her successor is duly elected and qualified, or until his/her earlier death, resignation, or removal.

 Set forth below are the biographies of each director, as well as a discussion of the particular experience, qualifications, attributes and skills that led the Board to conclude that each person nominated to serve or currently serving on the Board should serve as a director. In addition to the information presented below, we believe that the nominee meets the minimum qualifications established by the Governance/Nominating Committee.

Name	Age (1)	Position
J. Melville Engle	70	Director, Chairman of the Board
Carl Schwartz	79	Director, Chief Executive Officer
Richard L. Gabriel	70	Director
Daniel E. Handley	60	Director
Gregory S. St. Clair, Sr.	54	Director
Chuck Nuzum	71	Director
Nancy Chung-Welch	59	Director

(1) As of the date of this proxy statement

Our executive officers are appointed by our Board of Directors and serve at the Board’s discretion.

Nominees for Class II Directors for a Three-Year Term Ending at the 2023 Annual Meeting

J. Melville Engle. Mr. Engle was appointed to Board on October 27, 2016 and became Chairman of the Board on April 3, 2020. Mr. Engle has worked in the healthcare industry for the past three decades. Since 2012, he has served as President and Chief Executive Officer of Engle Strategic Solutions, a consulting company focused on CEO development and coaching, senior management consulting, corporate problem solving and strategic and operational planning. He is Chairman of the Board of Windgap Medical, Inc., and has held executive positions at prominent companies including Chairman and Chief Executive Officer at ThermoGenesis Corp., Regional Head/Director, North America at Merck Generics, President and Chief Executive Officer of Dey, L.P. and CFO, at Allergan, Inc. In addition to ThermoGenesis, he has served on the Board of Directors of several public companies, including Oxygen Biotherapeutics and Anika Therapeutics where he was Lead Independent Director and Chairman of the Board, respectively. Mr. Engle holds a BS in Accounting from the University of Colorado and an MBA in Finance from the University of Southern California. He has served as a Trustee of the Queen of the Valley Medical Center Foundation, was a Board Member of the Napa Valley Community Foundation, and at the Napa College Foundation. He was also Vice Chair of the Thunderbird Global Council at the Thunderbird School of Global Management in Glendale, Arizona.

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Gregory S. St.Clair, Sr. Mr. St.Clair was appointed to the Board on July 9, 2020. He is the Founder and Managing Member of SunStone Consulting, LLC, a healthcare consulting firm that has served healthcare providers throughout the United States since 2002. As frequently sought experts on issues related to compliance, reimbursement and revenue integrity, Mr. St.Clair and his team are constantly on-call to assist clients as they address financial challenges through creative solutions to the nation’s health systems. Previously, Mr. St.Clair worked as a national vice president for CGI, ImrGlobal, and Orion Consulting and as national director for Coopers & Lybrand. He holds a B.A. in Accounting and Finance from Juniata College in Huntington, Pennsylvania.

Nancy Chung-Welch, Ph.D. Dr. Chung-Welch was appointed to the Board on July 9, 2020. She is currently an independent consultant advising life science companies and their institutional investors on life science companies, technologies and industries with an emphasis on the research product/tools market. Previously she was a Director, Business Development at Cell Signaling Technology and was Director, Business Development at Thermo Fisher Scientific and Technical Marketing Manager for Fisher Scientific. She has over 25 years of marketing and business development experience in the life sciences market. Dr. Chung-Welch has a balanced blend of business and technical/analytical strengths to provide sound foundation for technology/IP assessments and external partnerships. She has a strong record of domestic and international experience in business and customer needs analysis, technology assessment, licensing, distribution deals, partnerships, strategic alliances, strategic customer relationships, mergers/acquisitions. She previously served as Instructor in Surgery and Assistant in Physiology at Harvard Medical School and the Massachusetts General Hospital with expertise in basic science research, including cell biology, tissue culture, vascular physiology, genomics, proteomics, and lab automation applications. She is also a hands-on marketing executive and has conceptualized, launched, and managed products and services in the laboratory, medical, biotech/pharma, academic and government markets. She received her Ph.D. in Vascular Physiology and Cell Biology from Boston University.

Class I Directors Continuing in Office Until the 2022 Annual Meeting

Daniel E. Handley M.S., Ph.D. Dr. Handley was appointed to the Board on February 19, 2020. He serves as a Professor and the Director of the Clinical and Translational Genome Research Institute of Southern California University of Health Sciences. Previously, he was the Chief Scientific Officer of the Clinical and Translational Genome Research Institute, a Florida 501(c)3 non-profit corporation. During that time, he also held a courtesy faculty appointment in the Department of Biological Sciences at Florida Gulf Coast University. He previously served as the Chief Scientific Officer for Advanced Healthcare Technology Solutions, Inc., Life-Seq, LLC, as a senior researcher at the Procter & Gamble Co., a senior administrator, researcher, and laboratory manager at the David Geffen UCLA School of Medicine, and as a founding biotechnology inventor for the National Genetics Institute. He holds a B.A. in Biophysics from Johns Hopkins University, an M.S. in Logic and Computation from Carnegie Mellon University, a Ph.D. in Human Genetics from the University of Pittsburgh. He completed his post-doctoral training at Magee-Women’s Research Institute researching advanced genomic technologies applied to fetal and maternal health. He is a decorated veteran of the U.S. Navy, having served as a nuclear propulsion instructor and a submarine nuclear reactor operator.

Chuck Nuzum. Mr. Nuzum was appointed to the Board on July 9, 2020. He has extensive experience as a CFO that ranges from private start-ups to large publicly-traded companies. Mr. Nuzum presently provides financial consulting services on a project basis to companies such as McKesson, BioMarin, AutoDesk and Squire Patton Boggs, mentors start-up companies and serves on the Board of Directors of several companies. Previously he was co-founder and CFO of the Tyburn Group, a financial services company that creates and delivers prepaid payroll and general purpose card programs for customers. For the four years prior, Mr. Nuzum served as the Controller of Dey, L.P., a large pharmaceutical manufacturing subsidiary of Merck KGaA. Prior to that he was co-founder, Executive Vice President and CFO of SVC Financials Services, one of the first companies in the field to integrate a mobile money solution for global distribution, Vice President of Finance and Administration at Tiburon, Inc., a leader in public safety and justice information systems, and CFO of Winebid.com the world’s leading e-commerce wine auction company. For more than two decades, Mr. Nuzum was CFO of Loomis Fargo & Co., the well-known international provider of ATM systems, armored cars and other security services. Mr. Nuzum, a Certified Public Accountant, earned his BA at the University of Washington at Seattle.

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Class III Directors Continuing in Office Until the 2021 Annual Meeting

Carl Schwartz. Dr. Schwartz is the Company’s Chief Executive Officer. He was appointed to the Board on March 18, 2016. He became Interim CEO on May 5, 2016, Executive Chairman on October 11, 2016 and CEO on December 1, 2016. He was previously the owner manager of dental groups in Burton, Michigan and Grand Blanc, Michigan. Dr. Schwartz previously served on the Board of Delta Dental Corporation of Michigan, was a member of the Michigan Advisory Board for Liberty Mutual Insurance and was a member of the Board of Trustees of the Museum of Contemporary Art in Florida. In 1988 Dr. Schwartz joined a family business becoming chief executive officer of Plastics Research Corporation, a Flint, Michigan manufacturer of structural foam molding, a low-pressure injection molding process. While there he led its growth from $2 million in revenues and 20 employees, to its becoming the largest manufacturer of structural foam molding products under one roof in the U.S. with more than $60 million in revenues and 300 employees when he retired in 2001. He holds B.A. and D.D.S. degrees from the University of Detroit.

Richard L. Gabriel. Mr. Gabriel was appointed to the Board on December 1, 2016. He has more than 40 years of relevant healthcare experience, including two decades of executive leadership and as a director and consultant to development-stage companies. In addition, serving as chief operating officer of GLG Pharma since 2009, from 2003 until 2009 Mr. Gabriel was chief executive officer of DNAPrint Genomics and DNAPrint Pharmaceuticals. He is currently a director of Windgap Medical. Mr. Gabriel holds an MBA from Suffolk University in Boston, and a BS in Chemistry from Ohio Dominican College in Columbus.

Vote Required and Board of Directors’ Recommendation

Directors are elected by a plurality of the votes of the shares present at the virtual meeting or represented by proxy and entitled to vote on the election of directors at the Annual Meeting. The nominees receiving the most “For” votes (among votes properly cast in real time at the virtual meeting or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted “For” the election of the nominees named above or, if any nominee becomes unavailable for election as a result of an unexpected occurrence, “For” the election of a substitute nominee designated by the Board. The nominees have agreed to serve as directors if elected, and the Company has no reason to believe that the nominees will be unable to serve.

The proposal for the election of directors relates solely to the election of the Class II directors nominated by the Board of Directors.

THE PREDICTIVE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE CLASS II NOMINEES NAMED ABOVE.

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INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

Under NASDAQ listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board of Directors consults with our counsel to ensure that the Board of Directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management, and its independent registered public accounting firm, the Board of Directors has affirmatively determined that J. Melville Engle, Daniel Handley, Gregory S. St.Clair, Sr., and Nancy Chung-Welch are independent directors within the meaning of the NASDAQ listing standards. In making this determination, the Board of Directors found that none of these directors and nominees had a material or other disqualifying relationship with the Company.

Leadership structure

Since May 2016, the Company has had an independent Board Chair. The Board believes that this division of leadership is in the best interests of the Company and its stockholders at this time. J. Melville Engle has been the Chair since April 3, 2020 and was previously Interim Chair.

Oversight of risk management

Board-level risk oversight is primarily performed by our full Board, although the Audit Committee oversees our internal controls and regularly assesses financial and accounting processes and risks. Our risk oversight process includes an ongoing dialogue between management and the Board and the Audit Committee, intended to identify and analyze risks that face the Company. Through these discussions with management and their own business experience and knowledge, our directors are able to identify material risks for which a full analysis and risk mitigation plan are necessary. The Board (or the Audit Committee, with respect to risks related to internal controls, financial and accounting matters) monitors risk mitigation action plans developed by management, in order to ensure such plans are implemented and are effective in reducing the targeted risk.

Code of ethics and business conduct

On November 14, 2008, the Board adopted the Code of Ethics of Predictive Oncology Inc. that applies to all officers, directors and employees of the Company. We intend to maintain the highest standards of ethical business practices and compliance with all laws and regulations applicable to our business. The Code of Ethics is available in print to any stockholder requesting a copy in writing from our Corporate Secretary at our executive office set forth on the cover page of this proxy statement.

Stockholder communications with the Board of Directors

Stockholders may send communications to the Company’s Board of Directors, or to any individual Board member, by means of a letter to such individual Board member or the entire Board addressed to:

Board of Directors (or named Board member)

Predictive Oncology Inc.

Attention: Chief Financial Officer

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

If a stockholder is unsure as to which category the concern relates, the stockholder may communicate it to any one of the independent directors in care of Chief Financial Officer at the address of our principal executive offices listed above. All stockholder communications sent in care of our Chief Financial Officer will be forwarded promptly to the applicable director(s).

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Meetings of the Board of Directors

The Board of Directors met 4 times during the fiscal year ended December 31, 2019. All directors attended at least 100% of the aggregate of the meetings of the Board of Directors and of the committees on which they served and which were held during the period for which they were directors or committee members. In addition, the directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal action by written consent, in accordance with the Company’s Certificate of Incorporation, as amended, its Second Amended and Restated Bylaws and Delaware law.

Information regarding committees of the Board of Directors

During the fiscal year ended December 31, 2019, the Board of Directors maintained four committees: the Audit Committee, the Compensation Committee, the Governance/Nominating Committee and the Merger & Acquisition Committee. The following table provides membership and meeting information for fiscal year 2019 for each of the committees of the Board of Directors in existence through December 31, 2019:

Name	Audit	Compensation	Governance / Nominating	Merger & Acquisition
Thomas J. McGoldrick		X	X	X
Andrew P. Reding	X
Carl Schwartz				X
Timothy A. Krochuk	X		X	X
J. Melville Engle	X	X
Richard L. Gabriel				X
Gerald J. Vardzel Jr.
Total Meetings in Fiscal Year 2019	6	7	1	1

Below is a description of each committee of the Board of Directors as such committees are presently constituted. The Board of Directors has determined that each current member of each committee meets the applicable SEC and NASDAQ rules and regulations regarding “independence” and that each member is free of any relationship that would impair his individual exercise of independent judgment with regard to the Company.

Family Relationships

There are no family relationships among our directors and executive officers.

Audit Committee of the Board; Audit Committee Financial Expert

The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements.

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The functions of the Audit Committee include, among other things:

•	serving as an independent and objective party to monitor the Company’s financial reporting process and internal control system;

•	coordinating, reviewing and appraising the audit efforts of the Company’s independent auditors and management and, to the extent the Company has an internal auditing or similar department or persons performing the functions of such department (“internal auditing department” or “internal auditors”), the internal auditing department; and

•	communicating directly with the independent auditors, financial and senior management, the internal auditing department, and the Board of Directors regarding the matters related to the committee’s responsibilities and duties.

Both our independent registered public accounting firm and management periodically meet privately with the Audit Committee.

Our Audit Committee currently consists of Mr. Nuzum, as the chairperson, Mr. Engle and Mr. St.Clair. Each Audit Committee member is a non-employee director of the Board. The Board of Directors reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis and has determined that all current members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Audit Committee met 6 times in fiscal year 2019 and 4 times in fiscal year 2018.

Compensation Committee

The Compensation Committee of the Board of Directors currently consists of Mr. Engle, as the chairperson, Dr. Chung-Welch and Mr. Nuzum. All members of the Compensation Committee were appointed by the Board of Directors, and such committee consists entirely of directors who are “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act and “independent” as independence is currently defined in Rule 4200(a) (15) of the NASDAQ listing standards. In fiscal 2019, the Compensation Committee met 7 times. The Compensation Committee met 3 times during fiscal year 2018. The functions of the Compensation Committee include, among other things:

The functions of the Compensation Committee include, among other things:

•	Approving the annual compensation packages, including base salaries, incentive compensation, deferred compensation and stock-based compensation, for our executive officers;

•	Administering our stock incentive plans, and subject to Board approval in the case of executive officers, approving grants of stock, stock options and other equity awards under such plans;

•	Approving the terms of employment agreements for our executive officers;

•	Developing, recommending, reviewing and administering compensation plans for members of the Board of Directors;

•	Reviewing and discussing the compensation discussion and analysis with management; and

•	Preparing any compensation committee report required to be included in the annual proxy statement.

All Compensation Committee approvals regarding compensation to be paid or awarded to our executive officers are rendered with the full power of the Board, though not necessarily reviewed by the full Board.

Our Chief Executive Officer may not be present during any Board or Compensation Committee voting or deliberations with respect to his compensation. Our Chief Executive Officer may, however, be present during any other voting or deliberations regarding compensation of our other executive officers but may not vote on such items of business.

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Compensation Committee Interlocks and Insider Participation

As indicated above, the Compensation Committee consists of Mr. Engle, as the chairperson, Dr. Chung-Welch and Mr. Nuzum. No member of the Compensation Committee has ever been an executive officer or employee of ours. None of our officers currently serves, or has served during the last completed year, on the compensation committee or the Board of Directors of any other entity that has one or more officers serving as a member of the Board of Directors or the Compensation Committee.

Governance/Nominating Committee

The Governance/Nominating Committee of the Board of Directors currently consists of Dr. Handley, as the chairperson, and Mr. Engle, each of whom is an “independent director,” as such term is defined by The NASDAQ Market Listing Rule 5605(a)(2), and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

Structure and Meetings

The chairperson of the Governance/Nominating Committee presides at each meeting and, in consultation with the other members of the Governance/Nominating Committee, sets the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Governance/Nominating Committee ensures that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The Governance/Nominating Committee reports its actions and recommendations to the Board.

Purposes, Goals and Responsibilities

The purpose of the Governance/Nominating Committee is to:

•	Consider and make recommendations to the Board on all matters pertaining to the effectiveness of the Board, including with respect to: (i) the size and composition of the Board including the recognition of Equal Opportunity (which is the policy of treating Directors and others without discrimination, especially on the basis of their sex, ethnicity, religion, disability, national origin, sexual orientation or identification, veteran status, race, or age); (ii) individuals qualified to become Directors; (iii) nominees to the Board for action at the next annual meeting of stockholders; (iv) the structure and composition of the committees of the Board; (v) Board compensation; (vi) evaluation of the Directors, Committees and the Board; and (vii) overseeing the staggered annual Board elections.

•	Advise the Board and management on Company policies and practices that pertain to the Company’s responsibilities as a global corporate citizen, its special obligations as a biotechnology company whose products and services affect health and quality of life around the world, and its commitment to the highest standards of ethics and integrity in all its dealings.

•	Take a leadership role in shaping the corporate governance of the Company, including the development of a set of corporate governance guidelines.

In furtherance of its purposes, the Governance/Nominating Committee:

•	Reviews the size and composition of the Board and makes recommendations to the Board as appropriate. The Committee has authority, with management consultation, for the engagement and termination of any search firm to be used to identify Director candidates and to approve engagement fees and terms for such firms.

•	Reviews criteria for election to the Board and recommends candidates for Board membership.

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•	Reviews policies concerning retirement from the Board and, as appropriate, makes recommendations to the Board for changes in policy.

•	Reviews the structure and composition of Board committees and makes recommendations concerning the membership and the chairmanship of each committee based on seniority, expertise and other relevant considerations.

•	Considers and makes recommendations to the Board concerning such other matters relating to the practices, policies and performance of the Board as may be appropriate from time-to-time.

•	Regularly reports to the Board on the Committee’s activities and informs the Board promptly of any issues or concerns.

•	Reviews related person transactions and approves, disapproves or ratifies such transactions in accordance with the Related Person Transaction Policy under the Policies of the Board and under the purview of the Audit Committee.

•	As necessary, reviews the Board’s approach to determining Director independence and recommends changes as appropriate for consideration and approval by the full Board.

•	Reviews the D&O indemnity and Fiduciary Liability Insurance coverage for the Company's Officers and non-employee Directors.

•	Reviews public policy positions and strategy regarding political engagement, and corporate responsibility initiatives with significant financial reputational impact, as appropriate.

•	Monitors and evaluates the Company’s corporate citizenship and corporate responsibility programs and activities, including the support of charitable, political and educational organizations and political candidates and causes.

•	Reviews and makes recommendations to the Board on proposals that relate to corporate governance, public policy and/or corporate responsibility issues submitted by stockholders for inclusion in the Company’s proxy materials.

•	Reviews and recommends, as appropriate, external and internal training and educational opportunities for Directors in areas of importance to the Company.

•	Develops a plan to periodically review and update the Committee’s Charter as necessary.

Committee Resources

The Governance/Nominating Committee has the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors. The Committee has the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

The Governance/Nominating Committee met 1 time during fiscal year 2019.

Merger & Acquisition Committee

The Merger & Acquisition Committee of the Board of Directors currently consists of Dr. Schwartz, as the chairperson, and Mr. Gabriel. Mr. Gabriel is an “independent director” as such item is defined by The NASDAQ Market Listing Rule 5605(a)(2), and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his independent judgment as a member of the committee. Dr. Schwartz is not deemed to be independent. The Merger & Acquisition Committee is a newly formed committee constructed in December 2016 with the function of advising the Company toward any considered mergers, acquisitions, joint ventures and/or consolidations of any type. The Merger & Acquisition Committee met 1 time during fiscal year 2019.

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Diversity

The Governance and Nominating Committee of the Board of Directors considers and makes recommendations to the Board on all matters pertaining to the effectiveness of the Board, such as the size and composition of the Board; including the recognition of Equal Opportunity (which is the policy of treating Directors and others without discrimination, especially on the basis of their sex, ethnicity, religion, disability, national origin, sexual orientation or identification, veteran status, race or age.

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TRANSACTIONS WITH RELATED PERSONS

The Audit Committee has the responsibility to review and approve all transactions to which a related party and the Company may be a party prior to their implementation, to assess whether such transactions meet applicable legal requirements. Except as described in this proxy statement, since the beginning of fiscal 2019, there were no related party transactions arising or existing requiring disclosure as required pursuant to NASDAQ listing standards, SEC rules and regulations or the Company’s policy and procedures.

RELATED PARTY TRANSACTIONS

One of our directors, Richard L. Gabriel, is the Chief Operating Officer and serves as a director of GLG Pharma (“GLG”). Tim Krochuk, a Company director until December 2019, is on the supervisory board for GLG. GLG and we have a partnership agreement with Helomics for the purpose of bringing together their proprietary technologies to build out personalized medicine platform for the diagnosis and treatment of women’s cancer. There has been no revenue or expenses generated by this partnership to date.

Richard L. Gabriel is also contracted as the Chief Operating Officer for TumorGenesis, our wholly-owned subsidiary. As of May 1, 2019, Mr. Gabriel executed a one-year contract with renewable three-month periods to continue as the Chief Operating Officer for TumorGenesis. Mr. Gabriel receives $13,500 in monthly cash payments.

On November 30, 2018, Dr. Carl Schwartz, our CEO, made a loan of $370,000 to us and received a note and a common stock purchase warrant for 22,129 warrant shares at $8.36 per share. Effective as of January 8, 2019, Dr. Schwartz made an additional loan of $950,000 and received an amended and restated note in the original principal amount of $1,320,000 and an amended and restated warrant, which added a second tranche of 74,219 warrant shares at an exercise price of $7.04. Each tranche is exercisable beginning on the sixth month anniversary of the date of the related loan through the fifth-year anniversary of the date of the related loan. On January 8, 2019, Dr. Schwartz also purchased 7,813 shares of our common stock in a private investment for $50,000, representing a price of $6.40 per share, pursuant to a subscription agreement. On February 6, 2019, Dr. Schwartz made an additional loan of $300,000 in us and received an amended and restated note in the original principal amount of $1,620,000 due on February 8, 2020, and an amended and restated warrant, which added a third tranche of 13,889 warrant shares at an exercise price of $11.88 per share. On May 21, 2019, we issued a third and restated common stock purchase warrant to Dr. Schwartz for value received in connection with the funding of all or a portion of the purchase price of his second amended and restated promissory note in the principal amount of $1,620,000. We have accounted for the liability to issue more warrants as a derivative liability as the exact number of warrants that will be issued was uncertain at the time of the agreement. We issued 5,753 warrants to Dr. Schwartz under the agreement in 2019, which reduced the value of the derivative liability by $38,413. As of December 31, 2019, the recorded derivative liability related to the agreement was $22,644.

During 2019, Dr. Schwartz advanced $300,000 to us. The loan earns 8% interest per annum. The due date of the loan was amended and the loan is now due December 31, 2019. An additional consideration of $15,000 was given for this extension. The loan is not connected to the previous note payable due to Dr. Schwartz.

As of January 2020, we were in default under the $315,000 note payable to Dr. Schwartz which was due on December 31, 2019 and determined that we would not be able to pay the $1,620,000 note payable to Dr. Schwartz when it became due on February 8, 2020. During January 2020, the Company entered into an exchange agreement with its CEO, Dr. Schwartz. Under the exchange agreement, the two outstanding notes were cancelled and in exchange a new promissory note in the amount of $2,115,000 bearing 12% interest per annum and maturing on September 30, 2020 was issued. In addition to the promissory note, Dr. Schwartz received 50,000 shares of the Company’s common stock. All warrants issued under the prior promissory notes were cancelled under the exchange agreement; no rights and obligations remain under the cancelled notes. Beginning in October 2019, the Company and Dr Schwartz began to renegotiate the note. Due to the negotiations, the company did not issue any additional warrants because they would be cancelled under the new deal. The Company determined that the exchange agreement had in substance occurred at December 31, 2019 and is therefore included within the financial statements as of and for the year ended December 31, 2019 and a related loss on debt extinguishment of $310,000 was recognized in 2019.

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Effective April 21, 2020, the Company and Dr. Schwartz agreed to exchange the total outstanding principal and accrued interest on the note for shares of the Company’s common stock. As a result of the exchange, the principal was classified as non-current as of March 31, 2020.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents the equity compensation plan information as of December 31, 2019:

	Number of Securities to be Issued upon Exercise of Outstanding Restricted Stock, Warrants and Options (a)	Weighted Average Exercise Price of Outstanding Options, Warrants (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders (1)	766,424	$11.34	233,576
Equity compensation plans not approved by security holders	-	-	-

(1) Consists of outstanding options under the 2008 Equity Incentive Plan and the 2012 Stock Incentive Plan. The remaining share authorization under the 2008 Equity Incentive Plan was rolled over to the current 2012 Stock Incentive Plan. On March 22, 2019, our stockholders approved amendments to the 2012 Stock Incentive Plan to: (1) increase the share reserve under the 2012 Plan by an aggregate 500,000 shares from the most recent reserve of 500,000 shares to an aggregate 1,000,000 shares, and (2) increase certain thresholds for limitations on grants under the 2012 Plan.

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EXECUTIVE COMPENSATION

Overview

This section describes the material elements of the compensation awarded to, earned by or paid to our Chief Executive Officer and our two most highly compensated executive officers other than our Chief Executive Officer, as determined in accordance with SEC rules, collectively referred to herein as the “Named Executive Officers.”

Summary Compensation Table for Fiscal 2019 and 2018

The following table provides information regarding the compensation earned during the fiscal years ended December 31, 2019 and December 31, 2018 by each of the Named Executive Officers:

Name and Principal Position	Year	Salary	Bonus	Stock Awards	(1) Option Awards	All Other Compensation	Total Compensation

Carl Schwartz, CEO (2)	2019	$100,000	$-	$-	$376,600	$-	$476,600
	2018	$-	$-	$-	$242,636	$-	$242,636

Bob Myers, CFO (3)	2019	$270,833	$-	$-	$100,597	$-	$371,430
	2018	$198,467	$19,250	$-	$-	$-	$217,717

(1)	Represents the actual compensation cost granted during 2019 and 2018 as determined pursuant to FASB ASC 718 – Stock Compensation utilizing the assumptions discussed in Note 5, “Stockholder’s Equity, Stock Options, and Warrants,” in the notes to the financial statements included in this report.
(2)	On December 1, 2016, Dr. Schwartz was appointed Chief Executive Officer. Dr. Schwartz received a salary increase to $400,000 annually on August 1, 2018. Dr. Schwartz opted to take nine months of his 2019-year salary as stock options in lieu of cash. Dr. Schwartz received options to purchase 47,702 and 30,833 shares of common stock in lieu of a cash salary in 2019 and 2018, respectively. The shares all vest at the time of grant and range in price from $5.51 per share to $7.90 per share for 2019 grants and $9.70 per share to $11.60 per share for 2018 grants.

(3)	Mr. Myers received salary increases on August 1, 2018 and August 1, 2019 to annualized amounts of $250,000 and $300,000, respectively. Mr. Myers received $19,250 paid in 2019 for 2018 accrued bonus.

Outstanding Equity Awards at Fiscal Year-end for Fiscal 2019

The following table sets forth certain information regarding outstanding equity awards held by the named executive officers as of December 31, 2019:

	Grant Date	Number of Securities Underlying Options Exercisable	Number of Securities Underlying Options Unexercisable	Option Exercise Price(1)	Option Expiration Date
Carl Schwartz	7/19/2013	7	0	$2,812.50	7/19/2023
	6/30/2015	52	0	$775.00	6/30/2025
	3/31/2016	59	0	$42.50	3/31/2026
	6/30/2016	133	0	$37.50	6/30/2026
	9/30/2016	121	0	$41.25	9/30/2026
	12/31/2016	893	0	$28.00	12/31/2026
	3/31/2017	238	0	$21.00	3/31/2027
	6/22/2017	37,689	0	$14.70	6/22/2027
	11/10/2017	2,834	0	$14.70	11/10/2027
	1/2/2018	14,175	0	$9.70	1/2/2028
	6/30/2018	12,168	0	$11.30	6/30/2028
	8/1/2018	4,490	0	$11.60	8/1/2028
	1/2/2019	32,305	0	$6.19	1/2/2029
	4/4/2019	20,000	0	$7.48	4/4/2029
	7/1/2019	4,219	0	$7.90	7/1/2029
	8/1/2019	5,128	0	$6.50	8/1/2029
	9/1/2019	6,050	0	$5.51	9/1/2029

Bob Myers	8/13/2012	53	0	$1,500.00	8/13/2022
	3/18/2013	42	0	$1,481.25	3/18/2023
	3/6/2014	14	0	$4,312.50	3/6/2024
	9/16/2016	357	0	$41.98	9/16/2026
	6/22/2017	30,411	0	$14.70	6/22/2027
	4/4/2019	16,600	0	$7.48	4/4/2029

(1) On July 2, 2020, the Board approved the Option Repricing, under which the exercise price of all outstanding stock options held by officers and employees have an exercise price of $1.54 per share, subject to stockholder approval. See Proposal 3 for further information on the Option Repricing.

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Executive Compensation Components for Fiscal 2019

Base Salary.

Base salary is an important element of our executive compensation program as it provides executives with a fixed, regular, non-contingent earnings stream to support annual living and other expenses. As a component of total compensation, we generally set base salaries at levels believed to attract and retain an experienced management team that will successfully grow our business and create stockholder value. We also utilize base salaries to reward individual performance and contributions to our overall business objectives but seek to do so in a manner that does not detract from the executives’ incentive to realize additional compensation through our stock options.

The Compensation Committee reviews the Chief Executive Officer’s salary at least annually. The Compensation Committee may recommend adjustments to the Chief Executive Officer’s base salary based upon the Compensation Committee’s review of his current base salary, incentive cash compensation and equity-based compensation, as well as his performance and comparative market data. The Compensation Committee also reviews other executives’ salaries throughout the year, with input from the Chief Executive Officer. The Compensation Committee may recommend adjustments to other executives’ base salary based upon the Chief Executive Officer’s recommendation and the reviewed executives’ responsibilities, experience and performance, as well as comparative market data.

In utilizing comparative data, the Compensation Committee seeks to recommend salaries for each executive at a level that is appropriate after considering experience for the relevant position and the executive’s performance. The Compensation Committee reviews performance for both our Company (based upon achievement of strategic initiatives) and each individual executive. Based upon these factors, the Compensation Committee may recommend adjustments to base salaries to better align individual compensation with comparative market compensation, to provide merit-based increases based upon individual or company achievement, or to account for changes in roles and responsibilities.

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Bonuses.

Any incentive bonuses are to be established by the compensation committee and approved by the Board of Directors. No bonuses were awarded in 2018 or 2019.

Stock Options and Other Equity Grants.

Consistent with our compensation philosophies related to performance-based compensation, long-term stockholder value creation and alignment of executive interests with those of stockholders, we make periodic grants of long-term compensation in the form of stock options to our executive officers, directors and others in the organization.

Stock options provide executive officers with the opportunity to purchase common stock at a price fixed on the grant date regardless of future market price. A stock option becomes valuable only if the common stock price increases above the option exercise price and the holder of the option remains employed during the period required for the option shares to vest. This provides an incentive for an option holder to remain employed by us. In addition, stock options link a significant portion of an employee’s compensation to stockholders’ interests by providing an incentive to achieve corporate goals and increase stockholder value. Under our Amended and Restated 2012 Stock Incentive Plan (the “2012 Plan”), we may also make grants of restricted stock awards, restricted stock units, performance share awards, performance unit awards and stock appreciation rights to officers and other employees. We adopted the 2012 Plan to give us flexibility in the types of awards that we could grant to our executive officers and other employees.

Amendment to Stock Option Plan.

On March 22, 2019, our stockholders approved amendments to the 2012 Plan to: (1) increase the share reserve under the 2012 Plan by an aggregate 500,000 shares from the most recent reserve of 500,000 shares to an aggregate 1,000,000 shares, and (2) increase in certain thresholds for limitations on grants under the 2012 Plan. As of December 31, 2019, options to purchase 766,424 shares of common stock are subject to outstanding stock options under the 2012 Plan. In determining the amount of the increase in the 2012 Plan, the Board considered its intention to grant further equity awards to current and future executive officers and key employees and directors.

Limited Perquisites; Other Benefits.

We provide our employees with a full complement of employee benefits, including health and dental insurance, short term and long-term disability insurance, life insurance, a 401(k) plan, FSA flex plan and Section 125 plan.

Employment Contracts

Employment Agreement with Chief Executive Officer.

On November 10, 2017, we entered into an employment agreement with Dr. Carl Schwartz, who has served as Chief Executive officer since December 1, 2016. Under the agreement the employment of Dr. Schwartz is at will.

On July 1, 2019, we entered into an amended employment agreement with Dr. Schwartz. The annualized base salary for Dr. Schwartz was $400,000 for both 2019 and 2018. Such base salary may be adjusted by us but may not be reduced except in connection with a reduction imposed on substantially all employees as part of a general reduction.

Dr. Schwartz may receive stock options in lieu of his base salary. At least ten (10) days before the beginning of each six-month period ending June 30 or December 31 (a “Compensation Period”) during which Dr. Schwartz is employed under this agreement he may elect to receive non-qualified stock options under the 2012 Stock Incentive Plan or other applicable equity plan in effect at the time in payment of all or a portion of his base salary for such Compensation Period in lieu of cash. Stock options (1) will be granted on the first business day of such Compensation Period, (2) will have an exercise price per share equal to the closing sale price of our common stock on the date of grant, (3) will have an aggregate exercise price equal to the dollar amount of base salary to be received in options, (4) will have a term of ten years, and (5) will vest pro rata on a monthly basis over the period of time during which the base salary would have been earned. Dr. Schwartz opted to take nine months of his 2019-year salary as stock options in lieu of cash.

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For each fiscal year during the term of the agreement, beginning in 2017, Dr. Schwartz shall be eligible to receive an annual incentive bonus determined annually at the discretion of the Compensation Committee of the Board. For 2018 and subsequent years, the bonus is subject to the attainment of certain objectives, which shall be established in writing by Dr. Schwartz and the Board prior to each bonus period. The maximum bonus that may be earned by Dr. Schwartz for any year will not be less than 150% of Dr. Schwartz’s then-current base salary.

Dr. Schwartz is entitled to five (5) weeks of paid vacation per each calendar year earned ratably over each calendar year, to be taken at such times as employee and company shall determine and provided that no vacation time shall unreasonably interfere with the duties required to be rendered by employee.

If we terminate Dr. Schwartz’s employment without cause or if he terminates his employment for “good reason,” he shall be entitled to receive severance pay in an amount equal to six months of base salary, in either case less applicable taxes and withholdings. In that event, he will receive any earned bonus payment on a pro-rata basis through the date of termination and any accrued, unused vacation pay. The severance pay, bonus payment, and other consideration are conditioned upon Dr. Schwartz’s execution of a full and final release of liability. “Cause” is defined to mean: 1) the executive engages in willful misconduct or fails to follow the reasonable and lawful instructions of the Board, if such conduct is not cured within 30 days after notice; 2) Dr. Schwartz embezzles or misappropriates any assets from us or any of our subsidiaries; 3) Dr. Schwartz’s violation of any of his obligations in the agreement, if such conduct is not cured within 30 days after notice; 4) breach of any agreement between Dr. Schwartz and us or to which we and Dr. Schwartz are parties, or a breach of his fiduciary responsibility to us; 5) commission by Dr. Schwartz of fraud or other willful conduct that adversely affects our business or reputation; or, 6) we have a reasonable belief he engaged in some form of harassment or other improper conduct prohibited by our policy or the law. “Good reason” is defined as (1) a material diminution in employee’s position, duties, base salary, and responsibilities; or (2) our notice to him that his position will be relocated to an office which is greater than 100 miles from his prior office location. In all cases of Good Reason, he must have given notice to us that an alleged Good Reason event has occurred and the circumstances must remain uncorrected by us after the expiration of 30 days after receipt by us of such notice.

During Dr. Schwartz’s employment and for twelve months thereafter, regardless of the reason for the termination, he will not engage in a competing business, as defined in the agreement and will not solicit any person to leave employment with us or solicit our clients or prospective clients with whom he worked, solicited, marketed, or obtained confidential information about during his employment with us, regarding services or products that are competitive with any of our services or products.

Employment Agreement with Chief Financial Officer.

On August 13, 2012, we entered into an employment agreement with Bob Myers, who has served as Chief Financial Officer since July 1, 2012. Under the agreement the employment of Mr. Myers is at will.

On August 20, 2018, we entered into an amendment to employment agreement with Mr. Myers. Effective August 1, 2018, Mr. Myers received an annualized base salary of $250,000. Effective August 1, 2019, Mr. Myers received an annualized base salary of $300,000.

Mr. Myers is entitled to five (5) weeks of paid vacation per each calendar year earned ratably over each calendar year, to be taken at such times as employee and company shall determine and provided that no vacation time shall unreasonably interfere with the duties required to be rendered by employee.

Base salaries for Mr. Myers may be adjusted by us but may not be reduced except in connection with a reduction imposed on substantially all employees as part of a general reduction. He will also each be eligible to receive an annual incentive bonus for each calendar year at the end of which he remains employed by us, subject to the attainment of certain objectives.

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If we terminate his employment without cause or if he terminates his employment for “good reason,” he shall be entitled to receive us severance pay in an amount equal to:(1) before the first anniversary of the date of the agreement, three months of base salary, or (2) on or after the first anniversary of the date of the agreement, twelve months of base salary, in either case less applicable taxes and withholdings. In that event, he will receive a bonus payment on a pro-rata basis through the date of termination and any accrued, unused vacation pay. The severance pay, bonus payment, and other consideration are conditioned upon executive’s execution of a full and final release of liability. “Cause” is defined to mean: 1) that he engages in willful misconduct or fails to follow the reasonable and lawful instructions of the Board, if such conduct is not cured within 30 days after notice; 2) he embezzles or misappropriates assets from us or any of our subsidiaries; 3) his violation of his obligations in the agreement, if such conduct is not cured within 30 days after notice; 4) breach of any agreement between him and us or to which we and Mr. Myers are parties, or a breach of his fiduciary responsibility to us; 5) commission by Mr. Myers of fraud or other willful conduct that adversely affects our business or reputation; or, 6) we have a reasonable belief he engaged in some form of harassment or other improper conduct prohibited by Company policy or the law. “Good reason” is defined as (1) a material diminution in his position, duties, base salary, and responsibilities; or (2) our notice to Mr. Myers that his position will be relocated to an office which is greater than 100 miles from his prior office location. In all cases of Good Reason, he must have given notice to us that an alleged Good Reason event has occurred and the circumstances must remain uncorrected by us after the expiration of 30 days after receipt by us of such notice.

During Mr. Myers employment and for twelve months thereafter, regardless of the reason for the termination, he may not engage in a competing business, as defined in the agreement and will not solicit any person to leave employment with us or solicit our clients or prospective clients with whom he worked, solicited, marketed, or obtained confidential information about during his employment with us, regarding services or products that are competitive with any of our services or products.

Potential Payments Upon Termination or Change of Control

Most of our stock option agreements provide for an acceleration of vesting in the event of a change in control as defined in the agreements and in the 2012 Stock Incentive Plan. However, the stock option agreements awarded to each of Carl Schwartz and Bob Myers provide that upon the termination of such employee’s employment without cause or for good reason, such employee’s options shall become fully vested, and the vested shares may be purchased for up to five years after such termination (or such lesser period for the option if the remaining period of the option is less than five years after such termination). In addition, in the event of such employee’s retirement, death or disability, such employee’s options shall become fully vested, and the vested shares may be purchased for the entire remaining period of the option. Also, see “Employment Contracts” above for a description of certain severance compensation arrangements.

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DIRECTOR COMPENSATION

Effective in 2020 the Board compensation is as follows: the Chairperson annually receives $20,000 in value of common stock options; each Board member annually receives $7,000 in value of common stock plus a cash award of $3,000 – the Director has the option of accepting stock in lieu of the cash award; each Board member annually receives $10,000 in value of common stock options per committee served on; and, each Board member receives quarterly $5,000 in value of common stock options.

Director Compensation Table for Fiscal 2019

The following table summarizes the compensation paid to each non-employee director in the fiscal year ended December 31, 2019:

	Fees Paid or Earned in Cash	Stock Awards	Option Awards (1)		Total
Thomas McGoldrick	$-	$-	$116,866	(2)	$116,866
Andrew Reding	$-	$-	$100,361	(3)	$100,361
Richard Gabriel	$-	$-	$100,361	(4)	$100,361
Tim Krochuk	$-	$-	$116,866	(5)	$116,866
J. Melville Engle	$-	$-	$116,866	(6)	$116,866

(1)	Represents the actual compensation cost granted during 2019 as determined pursuant to FASB ASC 718 – Stock Compensation utilizing the assumptions discussed in Note 5, “Stockholder’s Equity, Stock Options, and Warrants,” in the notes to the financial statements included in this report.
(2)	Mr. McGoldrick, a former Company director, was awarded options to purchase 15,736 shares of common stock both for serving on the Board and for participating on the Compensation, Corporate Governance, and Merger & Acquisition Committees. Mr. McGoldrick was awarded options to purchase 12,500 shares of common stock related to the closing of the Helomics merger.
(3)	Mr. Reding, a former Company director, was awarded options to purchase 8,073 shares of common stock both for serving on the Board and for participating on the Audit Committee. Mr. Reding was awarded options to purchase 12,500 shares of common stock related to the closing of the Helomics merger.
(4)	Mr. Gabriel was awarded options to purchase 8,073 shares of common stock for serving on the Board and for participating on the Merger & Acquisition Committee. Mr. Gabriel was awarded options to purchase 12,500 shares of common stock related to the closing of the Helomics merger.
(5)	Mr. Krochuk, a former Company director, was awarded options to purchase 15,736 shares of common stock for serving on the Board and for participating on the Audit, Governance and Merger & Acquisition Committees. Mr. Krochuk was awarded options to purchase 12,500 shares of common stock related to the closing of the Helomics merger.
(6)	Mr. Engle was awarded options to purchase 15,736 shares of common stock for serving on the Board and the Audit and Compensation Committees. Mr. Engle was awarded options to purchase 12,500 shares of common stock related to the closing of the Helomics merger.

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PROPOSAL NO. 2: REINCORPORATION OF THE COMPANY IN NEVADA

Description of the Proposed Reincorporation in Nevada

We propose to change our state of incorporation from Delaware to Nevada, which we refer herein to as the “Reincorporation.” The Reincorporation would be effected through the merger (the “Merger”) of the Company into a newly formed Nevada corporation that is a wholly owned subsidiary of the Company, which we refer to herein as the “Surviving Company,” pursuant to an Agreement and Plan of Merger (the “Merger Agreement”). Upon completion of the Merger, the Surviving Company will be the surviving corporation and will continue to operate our business under the name “Predictive Oncology Inc.”

Reincorporation in Nevada will not result in a material change in our business, management, assets, liabilities or net worth. Reincorporation in Nevada will allow us to take advantage of certain provisions of the corporate laws of Nevada.

Reasons for the Reincorporation in Nevada

The Board of Directors believes that there are several reasons why a reincorporation in Nevada is in the best interests of the Company and our stockholders. First of all, the Reincorporation will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings to us over the long term. For tax year 2019, we paid $169,741 in Delaware franchise taxes. If we reincorporate in Nevada, our current annual fees will consist of an annual business license fee of $500, an annual domestic agent representation fee of $125, and an annual tax based on the number of authorized shares, currently equal to $11,125.

In addition, the Reincorporation may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors and officers. We believe that for the reasons described below, in general, Nevada law provides greater protection to our directors, officers and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers in general of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, a director can be personally sued in Delaware, even though the director has no other contacts with the state. Similarly, Nevada law provides that every person who accepts election or appointment, including reelection or reappointment, as a director or officer of a Nevada corporation consents to the personal jurisdiction of the Nevada courts in connection with all civil actions or proceedings brought in Nevada by, on behalf of or against the entity in which the director or officer is a necessary or proper party, or in any action or proceeding against the director or officer for a violation of a duty in such capacity, whether or not the person continues to serve as a director or officer at the time the action or proceeding is commenced. We believe that the advantage of Nevada is that, unlike Delaware corporate law, much of which consists of judicial decisions that migrate and develop over time, Nevada has pursued a statute-focused approach that does not depend upon constant judicial supplementation and revision, and is intended to be stable, predictable and more efficient.

Also, reincorporation in Nevada will provide potentially greater protection for directors of the Company and, unlike Delaware, for officers as well. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud or a knowing violation of law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company. The directors have an interest in the Reincorporation to the extent that they will be entitled to such limitation of liability.

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The Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law. For a discussion of differences between the laws of Delaware and Nevada, including differences that may have anti-takeover implications, please see “Comparative Rights of Stockholders under Delaware and Nevada Law” below.

Material Terms of the Merger

In order to effect the Reincorporation of the Company in Nevada, the Company will be merged with and into the Surviving Company. Prior to the Merger, the Surviving Company will not have engaged in any activities except in connection with the proposed transaction. The mailing address and telephone number of the Surviving Company and its telephone number are the same as those of the Company. As part of its approval and recommendations of our reincorporation in Nevada, the Board of Directors has approved, and recommends to our stockholders for their adoption and approval, the Merger Agreement pursuant to which we will be merged with and into the Surviving Company. The full texts of the Merger Agreement, the Articles of Incorporation and the Bylaws of the Surviving Company in substantially the form under which the Company’s business will be conducted after the Merger are attached hereto as Appendix A, Appendix B, and Appendix C, respectively. The discussion contained in this information statement is qualified in its entirety by reference to such Appendices.

The Board of Directors has determined that the Reincorporation and the terms of the Merger Agreement between the Company and Surviving Company are in the best interests of our stockholders. The terms of the Merger Agreement are more fully described below.

Terms of the Merger Agreement

The following discussion summarizes the material terms of the Merger Agreement but does not purport to be a complete statement of all provisions of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this information statement as Appendix A. Stockholders are urged to read the Merger Agreement carefully as it is the legal document that will govern the Merger.

The Merger. The Merger Agreement will provide that, subject to the terms and conditions of the Merger Agreement, the Company shall be merged with and into the Surviving Company, the Company’s separate legal existence shall cease and the Surviving Company shall continue as the surviving corporation.

Effect of the Merger. Upon the effectiveness of the Reincorporation, each outstanding share of common stock of the Company will automatically be converted into shares of the common stock of the Surviving Company, on a one-for-one-basis. Outstanding options and warrants to purchase the Company’s common stock will be converted into options and warrants to purchase the same number of shares of the Surviving Company’s common stock. Outstanding convertible securities and convertible debt that are convertible into the Company’s common stock will be converted into convertible securities and convertible debt that are convertible into the same number of shares of the Surviving Company’s common stock. The holders of outstanding shares of the Company’s Series B Convertible Preferred Stock would receive cash equal to the fair market value of the Company common stock into which such shares are convertible. The Surviving Company, as the surviving corporation, shall continue unaffected and unimpaired by the Merger with all of its purposes and powers. The Surviving Company shall be governed by Nevada law and succeed to all rights, assets, liabilities and obligations of the Company in accordance with Nevada law and Delaware law.

Certificate of Incorporation and Bylaws of the Delaware Company Following the Merger. The Merger Agreement will provide that the Articles of Incorporation and the Bylaws of the Surviving Company, as in effect at the Effective Time (as defined below) will be the Articles of Incorporation and Bylaws, respectively, of the surviving corporation following the Merger. They are attached to this Proxy Statement as Appendix B and Appendix C, respectively.

Directors and Officers of the Delaware Company Following the Merger. The incumbent officers and directors of the Company will also be the officers and directors of the Surviving Company at the Effective Time.

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Effective Time

It is anticipated that the Merger, and consequently our reincorporation from Delaware to Nevada, will become effective at the date and time (the “Effective Time”) specified in each of (i) the Articles of Merger to be executed and filed with the office of the Nevada Secretary of State in accordance with the Nevada Revised Statutes (“NRS”) Section 92A.200 and (ii) the Certificate of Merger to be executed and filed with the Office of the Secretary of State of Delaware in accordance with Section 252 of the Delaware General Corporation Law (“DGCL”).

Material U.S. Federal Income Tax Consequences of the Reincorporation

We intend the Merger to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Merger qualifies as a tax-free reorganization, the holders of our common stock will not recognize any gain or loss under the U.S. federal income tax laws as a result of the consummation of the Reincorporation, and neither will the Company nor the Surviving Company. Each stockholder will have the same basis in Surviving Company common stock received as a result of the Reincorporation as that holder has in our common stock held at the time the Merger is consummated. Each holder’s holding period in Surviving Company common stock received as a result of the Merger will include the period during which such holder held our common stock at the time the Merger is consummated, provided the latter was held by such holder as a capital asset at the time of consummation of the Merger.

This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.

Securities Act Consequences

The shares of Surviving Company common stock to be issued in exchange for shares of our common stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that respect, the Surviving Company is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger that has as its sole purpose a change in a corporation’s domicile does not involve the sale of securities for purposes of the Securities Act. After the Merger, the Surviving Company will be a publicly held company, and it will file with the SEC and provide to its stockholders the same type of information that we have previously filed and provided. Stockholders, whose shares of our common stock are freely tradable before the Merger, will continue to have freely tradable shares of Surviving Company common stock. Stockholders holding restricted shares of Surviving Company common stock will be subject to the same restrictions on transfer as those to which their present shares of our common stock are subject. In summary, the Surviving Company and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as the Company and our stockholders prior to the Reincorporation.

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No Exchange of Stock Certificates Required

Stockholders are not required to exchange their stock certificates for new certificates representing shares of the Surviving Company common stock. New stock certificates representing shares of Surviving Company common stock will not be issued to a stockholder until such stockholder submits one or more existing certificates for transfer, whether pursuant to sale or other disposition. However, stockholders (at their option and at their expense) may exchange their stock certificates for new certificates representing shares of Surviving Company common stock following the effective time of the Merger.

Accounting Treatment of the Merger

In accordance with the terms of the Merger Agreement, the Company will be merged with and into the Surviving Company, with the Surviving Company being the surviving corporation; accordingly, the Merger is not expected to be accounted for as a business combination and as a result no goodwill is expected to be recorded. The incumbent officers and directors of the Company will also be the officers and directors of the Surviving Company at the Effective Time. Since the Merger is not expected to be accounted for as a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Merger are expected to be expensed.

No Appraisal Rights

Appraisal rights are statutory rights that, if applicable under law, enable stockholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction. Appraisal rights are not available in all circumstances, and exceptions to these rights are provided under the DGCL.

Section 262 of the DGCL provides that stockholders have the right, in some circumstances, to dissent from certain corporate actions and to instead demand payment of the fair value of their shares. Stockholders do not have appraisal rights with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing. In addition, neither the Company’s current Charter nor its current Bylaws contain any additional provisions relating to dissenters’ rights of appraisal. Therefore, because our common stock is listed on The NASDAQ Capital Market, and holders of our common stock will receive in the Reincorporation only shares of the Surviving Company’s common stock, which will be listed on The NASDAQ Capital Market, holders of our common stock will not be entitled to appraisal rights in the Reincorporation with respect to their shares of our common stock.

Potential Disadvantages of the Reincorporation

Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. While Nevada also has encouraged incorporation in that state and adopted comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, because Nevada case law concerning the effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to the legality of certain corporate affairs and transactions and stockholders’ rights to challenge them, to the extent Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination.

In addition, underwriters and other members of the financial services industry may be less willing and able to assist the Company with capital-raising programs because they might perceive Nevada’s laws as being less flexible or developed than Delaware’s. Certain investment funds, sophisticated investors and brokerage firms may likewise be less comfortable and less willing to invest in a corporation incorporated in a jurisdiction other than Delaware whose corporate laws may be less understood or perceived to be unresponsive to stockholder rights.

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Comparative Rights of Stockholders Before and After the Reincorporation

Upon consummation of the Reincorporation, the outstanding shares of our common stock will be converted into shares of the Surviving Company’s common stock. The holders of outstanding shares of the Company’s Series B Convertible Preferred Stock would receive cash equal to the fair market value of the Company common stock into which such shares are convertible. Consequently, our common stockholders, whose rights as stockholders are currently governed by the DGCL and the Company’s current Certificate of Incorporation and Bylaws, will become common stockholders of the Surviving Company (as the surviving corporation) whose rights will be governed by the NRS and the Articles of Incorporation and the Bylaws of the Surviving Company, which are attached hereto as Appendix B and Appendix C, respectively. The Company’s current Certificate of Incorporation and Bylaws are referred to below as the “Current Charter” and “Current Bylaws”, respectively, and the Surviving Company’s Articles of Incorporation and Bylaws are referred to below as the “New Charter” and the “New Bylaws”, respectively.

Key Changes in the Company’s Charter and Bylaws to be Implemented by the Reincorporation

The New Charter and New Bylaws differ in a number of respects from the Current Charter and Current Bylaws, respectively, copies of which have been filed with the SEC (including as exhibits to the Company’s Annual Report on Form 10-K filed April 1, 2020) and are also available for inspection by our stockholders upon reasonable notice during regular business hours, at our principal executive offices at 2915 Commers Drive, Suite 900, Eagan, Minnesota 55121, Attention: Corporate Secretary.

There are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Surviving Company as the surviving corporation. The following are summaries of some of the more significant differences between the Current Charter and Current Bylaws, on the one hand, and the New Charter and New Bylaws, on the other. Except as described in this section, the rights of stockholders under the New Charter and New Bylaws are substantially the same as under the Current Charter and Current Bylaws.

The following discussion is a brief summary. It does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the Current Charter and Current Bylaws, and the New Charter and New Bylaws.

Provisions	Nevada	Delaware
Charter regarding limitation on liability

The New Charter provides that, to the fullest extent permitted by the NRS, the liability of directors and officers of the Surviving Company shall be eliminated or limited. Note that, under the NRS, this provision does not exclude exculpation for breaches of duty of loyalty and covers both directors and officers.

The Current Charter provides that, to the fullest extent permitted by the DGCL, a director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. Note that, under the DGCL, exculpation is not available for breaches of duty of loyalty and only covers directors.
Charter regarding distributions to stockholders

The New Charter provides that, in accordance with the NRS, the Surviving Company may make distributions to stockholders even when, after giving effect to the distribution, the Surviving Company’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the Surviving Company were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Under the DGCL, a surplus is required to declare a dividend.

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Bylaws regarding proxies	The New Bylaws provide that each proxy authorized by a stockholder shall be valid until its expiration or revocation in a manner permitted by the laws of Nevada. In Nevada proxies are valid for six months from the date of creation unless the proxy provides for a longer period of up to seven years.	The Current Bylaws provide that no proxy authorized by a stockholder shall be valid after three years from the date of its execution unless the proxy provides for a longer period.
Bylaws regarding removal of directors	As permitted by Nevada law, the New Bylaws provide that any director may be removed from office at any special meeting of the stockholders either with or without cause by the vote of the holders of not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote generally in the election of directors, excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred.

Under the Current Bylaws no director may be removed from office by the stockholders except for cause with the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding securities of the Company then entitled to vote generally in the election of directors, voting together as a single class.

Bylaws regarding director compensation	As permitted by Nevada law, the New Bylaws provide that director compensation established pursuant to the bylaws shall be presumed to be fair to the Surviving Company unless proven unfair by a preponderance of the evidence.	Delaware law does not have a corresponding statute.
Bylaws regarding stockholder proposals	The New Bylaws provide that a stockholder proposal may be considered at a meeting of stockholders if such proposal is properly requested to be brought before such meeting by a stockholder of the Surviving Company in accordance with New Bylaws, which requires the proposal be delivered to the secretary of the Surviving Company not earlier than the 120th day and not later than the 90th day prior to the meeting and the disclosure of certain information including the name and address of the stockholder, the number of shares directly or indirectly held by the stockholder and any other information relating to the stockholder, beneficial owner or a control person of the stockholder that would be required to be disclosed in a proxy statement.	The Current Bylaws provide that a stockholder proposal may be considered at a meeting of stockholders if such proposal is properly requested to be brought before such meeting by a stockholder of the Company in accordance with Current Bylaws, which requires the proposal to delivered to the secretary of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however , that in the event that the date of the Annual Meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date then to be timely such notice must be received by the Corporation no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was made.

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Bylaws regarding committees of directors	As permitted by the NRS, the New Bylaws provide that in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of such absent or disqualified member.	The Current Bylaws do not contain a corresponding provision.
Bylaws regarding forum adjudication for disputes	The New Bylaws provide that the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for certain categories of actions brought by stockholders as specified in new Bylaws.	The Current Charter provides that, to the fullest extent permitted by law, the Court of Chancery of Delaware shall be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the corporation, (2) any action asserting a claim of breach of a fiduciary duty owed by any director or officer of the corporation to the corporation or the corporation’s stockholders, (3) any action asserting a claim against the corporation arising pursuant to any provision of the General Corporation Law or the corporation’s Certificate of Incorporation or Bylaws, or (4) any action asserting a claim against the corporation governed by the internal affairs doctrine.

Comparative Rights of Stockholders under Delaware and Nevada Law

General. The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Surviving Company. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Surviving Company following the consummation of the Reincorporation.

The following discussion is a brief summary. It does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL, as well as the forms of the New Charter and New Bylaws, which are attached as Appendix B and Appendix C, respectively, to this Proxy Statement, and which will come into effect concurrently with the consummation of the Reincorporation.

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Increasing or Decreasing Authorized Capital Stock. The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law has no similar provision.

Classified Board of Directors. The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this were done, the stockholders would elect only one class each year and each class would have a term of office of three years. The Current Charter and Current Bylaws do provide for a classified board of directors.

The NRS also permits any Nevada corporations to classify its board of directors into as many as four classes with staggered terms of office, where at least one-fourth of the directors must be elected annually. The New Charter and New Bylaws also provide for a classified board of directors, and thus all directors will still be elected each year for three-year terms following the consummation of the Reincorporation.

Cumulative Voting. Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in the corporation’s certificate of incorporation for cumulative voting in the election of directors. The NRS also permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.

The Current Charter does not provide for cumulative voting in the election of directors. Similarly, the New Charter does not provide for cumulative voting.

Vacancies. Under both the DGCL and the NRS, vacancies on the board of directors during the year may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.

Removal of Directors. Under the DGCL, the holders of a majority of shares of each class entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board, in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him. Thus, under the DGCL, a director of a corporation that does have a classified board or permit cumulative voting, such as the Company, may be removed only for cause by the affirmative vote of a majority of the outstanding shares entitled to vote at an election of directors.

The NRS requires the vote of the holders of at least two-thirds of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause. The articles of incorporation may provide for a higher voting threshold but not a lower one.

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Fiduciary Duty and Business Judgment. Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike other jurisdictions, fiduciary duties of directors and officers are codified in the NRS. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Professional reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Unlike Delaware law, Nevada law extends the statutory protection for reliance on such persons to corporate officers.

Flexibility for Decisions, including Takeovers. Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are granted the benefits of the business judgment rule. However, in the case of an action that impedes the rights of stockholders to vote for or remove directors, directors will only be given the advantage of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat.

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor.

The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. In a number of cases, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.

Limitation on Personal Liability of Directors and Officers. The NRS and the DGCL each permit corporations to adopt provisions in their charter documents that eliminate or limit the personal liability of directors to the corporation or their stockholders for monetary damages for breach of a director’s fiduciary duty, subject to the differences discussed below.

Both jurisdictions preclude liability limitation for acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. Unlike the DGCL, however, the NRS does not expressly preclude a corporation from limiting liability for a director’s breach of the duty of loyalty or for any transaction from which a director derives an improper personal benefit. Alternatively, the NRS permits a corporation to renounce in its articles of incorporation any interest or expectancy to participate in specific or specified classes or categories of business opportunities. In addition, the NRS provision permitting limitation of liability applies to both directors and officers and expressly applies to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors as this limitation is provided by statute.

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Finally, in Nevada, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, it must be proven that the directors’ or officers’ act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Thus, the NRS provides broader protection from personal liability for directors and officers than the DGCL.

Indemnification. The NRS and the DGCL each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity may also be indemnified if he or she is not liable for breach of his or her fiduciary duties. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it decides that indemnification is proper. Under the DGCL, the corporation through its stockholders, directors or independent legal counsel will determine that the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the NRS, the corporation through its stockholders, directors or independent counsel must only determine that the indemnification is proper.

Advancement of Expenses. Although the DGCL and NRS have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, the NRS provides broader indemnification in connection with stockholder derivative lawsuits, in particular with respect to advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or other proceeding.

The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement.

In contrast, under the NRS, the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

Action by Written Consent of Directors. Both the DGCL and NRS provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Stockholders. Both the DGCL and NRS provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. There is no equivalent requirement under the NRS.

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The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its bylaws.

The Current Bylaws provide that any stockholders may act by written consent if such consent is signed by holders of not less than the minimum number of votes that would be required to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The New Bylaws contain a substantially similar provision.

Dividends and Distributions. Delaware law is more restrictive than Nevada law with respect to dividend payments. Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation.

The NRS provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or, (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders (the condition in this clause (ii), the “Balance Sheet Test”). Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances. Pursuant to NRS 78.288(2)(b), in the New Charter, the Surviving Company is specifically allowed to make any distribution that otherwise would be prohibited by the Balance Sheet Test.

To date, the Company has not paid dividends on its shares of common stock. The payment of dividends following the consummation of the Reincorporation, if any, will be within the discretion of the board of directors of the Surviving Company. Our Board (which will be the board of directors of the Surviving Company immediately following the Reincorporation) does not anticipate that the Surviving Company will pay dividends in the foreseeable future.

Restrictions on Business Combinations. Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in NRS 78.411 to 78.444, inclusive, and Section 203 of the DGCL.

Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of the Company are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

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The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by at least two-thirds (66-2/3%) of the outstanding voting stock not owned by the interested stockholder.

In contrast, the NRS imposes a maximum moratorium of two years versus Delaware’s three-year moratorium on business combinations. However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the two-year moratorium can be lifted only by advance approval by a corporation’s board of directors, as opposed to Delaware’s provision that allows interested stockholder combinations with stockholder approval at the time of such combination. Finally, after the two-year period, combinations remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or 60% of the outstanding voting power not beneficially owned by the interested party and its affiliates and associates or (ii) the interested stockholders satisfy certain fair value requirements. But note that these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder.

Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. The Company has not opted out of the business combination provisions of Section 203 of the DGCL. In the New Charter, the Surviving Company does not opt out of the business combination provisions of NRS 78.411 to 78.444, inclusive.

Acquisition of Controlling Interests. In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects the corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Delaware law does not have similar provisions.

Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and voting rights must be conferred by a majority of the disinterested stockholders as each threshold is reached and/or exceeded. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the control share statutes of the NRS apply only to a corporation that has 200 or more stockholders, at least 100 of whom are stockholders of record and residents of Nevada, and which does business directly or indirectly in Nevada. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.

Stockholder Vote for Mergers and Other Corporate Reorganizations. Under the DGCL, unless the certificate or articles of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of an absolute majority of outstanding shares entitled to vote. The corporation’s board of directors must also approve such transaction.

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Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by an absolute majority of outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. However, it is not entirely clear under Nevada law if stockholder authorization is required for the sale of less than all of the assets of a corporation. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of virtually all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is likely that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

The Current Charter does not require a higher percentage to vote to approve certain corporate transactions. The New Charter also does not specify a higher percentage.

Appraisal or Dissenter’s Rights. In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger or consolidation, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger or consolidation. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval.

The Current Charter and Current Bylaws do not provide for appraisal rights in addition to those provided by the DGCL. Therefore, because our common stock is listed on The NASDAQ Capital Market, and holders of our common stock will receive in the Merger only shares of Surviving Company common stock, which will be listed on The NASDAQ Capital Market, holders of our common stock will not be entitled to appraisal rights in the Merger with respect to their shares of our common stock.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of his or her shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required and the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, (iii) a plan of exchange in which the corporation is a party or (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

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Holders of securities that are listed on a national securities exchange or traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20,000,000 are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise or (iii) the holders of the class or series of stock are required under the plan of merger or exchange to accept for the shares anything except cash, shares of stock as described in NRS 92A.390(3) or a combination thereof. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. Like the Current Charter and Current Bylaws, the New Charter and New Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.

The mechanics and timing procedures vary somewhat between Delaware and Nevada but both require technical compliance with specific notice and payment protocols.

Special Meetings of the Stockholders. The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.

In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.

Under the Current Bylaws, a special meeting of stockholders may be called by the Secretary of the Company at the written request of the majority of our Board, by the Chairman of our Board, by the President of the Company or by the stockholders owning a majority of the shares outstanding and entitled to vote. The New Bylaws contain a substantially similar provision.

Special Meetings Pursuant to Petition of Stockholders. The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the Annual Meeting or, if there is no date designated, within 13 months after the last annual meeting.

Nevada law is more restrictive. Under the NRS, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Stockholder Special Meetings. Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies. Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.

Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

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Stockholder Inspection Rights. The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a stockholder.

Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation, and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.

In addition, the NRS grants certain stockholders the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, these requirements do not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934.

THE PREDICTIVE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE REINCORPORATION OF THE COMPANY IN NEVADA AS DESCRIBED HEREIN.

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PROPOSAL NO. 3: APPROVAL OF the repricing of outstanding stock options issued under the Company’s Amended and Restated 2012 Stock Incentive Plan and held by current officers or employees of the Company which have an exercise price higher than $1.54 per share

We are seeking stockholder approval of a one-time repricing (the “Option Repricing”) of all stock options (the “Eligible Options”) outstanding under the Company’s Amended and Restated 2012 Stock Incentive Plan (the “Plan”) (i) held by current officers or employees of the Company which (ii) have an exercise price higher than $1.54 per share, but excluding stock options granted for service on the Board of Directors. More specifically, this Proposal No. 3 requests stockholder approval to change the exercise price of the Eligible Options to $1.54 per share, equal to the closing sale price of the common stock on July 1, 2020, the day before the Board approved the Repricing on these terms. In approving the Option Repricing, the Board considered the impact of the current exercise prices of the stock options on the incentives provided to employees, the lack of retention value provided by the stock options, and the impact of such options on the capital structure of the Company.

There are currently 818,117 stock options outstanding under the Plan, of which 318,196 options are Eligible Options. If stockholders do not approve the Option Repricing, then the Option Repricing described in this Proposal No. 3 will not become effective.

Repricing

The Board has determined that adverse changes in the market price of the Company’s common stock since the Eligible Options were granted could materially interfere with the Company’s efforts to retain the service of its existing officers and employees. Therefore, the Board recommends the Option Repricing to encourage an increasing alignment of their interests with those of the Company’s stockholders and their stake in the long-term performance and success of the Company. When the market price for the Company’s common stock is significantly below the applicable exercise price of an option (often referred to as “underwater” or “out-of-the-money”), for example, the Board believes that the option holder is not likely to exercise that option and will not have the desired incentive that the option was intended to provide.

Alternatives Considered

We considered several alternatives in arriving at our proposal, namely:

(1)	We could do nothing. We are concerned that if we do not improve the Eligible Option holders’ prospects of receiving long-term value from their options, we will undermine their long-term commitment to us, which in turn could limit our ability to successfully implement our business plan. We will also forgo an opportunity to better align their interests with the interests of our stockholders.

(2)	We could issue additional options or other types of equity awards. However, this would result in increasing our overhang of outstanding equity awards, and we believe that adjusting already outstanding options would better serve the interests of our stockholders.

(3)	We considered an exchange of options of less than one for one as a means of offsetting the increase in value resulting from repricing options. Any exchange proposal would have required compliance with tender offer rules and resulted in added costs, complexities and burdens on our resources.

Accounting Treatment of the Repricing

We have adopted the provisions of Financial Accounting Standards Codification Topic 718 (formerly referred to as Statement of Financial Accounting Standard No. 123R) regarding accounting for share-based payments. Under Financial Accounting Standards Codification Topic 718, we will recognize any incremental compensation cost of the Eligible Options subject to the Option Repricing. We believe that the incremental compensation cost will be measured on the date, if approved, the shareholders approve the repricing as the excess, if any, of the fair value of the repriced Eligible Options immediately following the Option Repricing over the fair value of the Eligible Options immediately prior to the Option Repricing.

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Certain U.S. Federal Income Tax Consequences

For purposes of the incentive stock option rules, the repricing of an Eligible Option is treated as a new option granted as of the effective date of the repricing. The rules concerning the federal income tax consequences with respect to options granted pursuant to the Plans are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences with respect to such grants. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options

No taxable income is reportable when an incentive stock option is granted or exercised, although the exercise may subject the optionee to the alternative minimum tax or may affect the determination of the optionee’s alternative minimum tax (unless the shares are sold or otherwise disposed of in the same year). If the optionee exercises the option and then later sells or otherwise disposes of the shares acquired more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the optionee exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the optionee’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for alternative minimum tax purposes.

Nonqualified Stock Options

No taxable income is reportable when a nonstatutory stock option with a per share exercise price at least equal to the fair market value of a share of the underlying stock on the date of grant is granted to an optionee. Upon exercise, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the exercised shares subject to the option. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss to the optionee.

Tax Effect for the Company

We generally will be entitled to a tax deduction in connection with the repriced Eligible Options in an amount equal to the ordinary income realized by the holder at the time the holder recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and other “covered employees” within the meaning of Code Section 162(m). Under Code Section 162(m), the annual compensation paid to any of these specified employees will be deductible only to the extent that it does not exceed $1,000,000.

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Eligible Options

The following table sets forth the amount of Eligible Options held by the following persons that will be repriced if the Proposal is approved:

Name and Position	Number of Options	Weighted Average Exercise Price Before Repricing
Carl Schwartz, CEO	140,562	$10.49

Bob Myers, CFO	47,478	$16.61

Executive Officer Group	188,040	$12.04

Non-executive Officer Group (excluding Directors)	130,156	$8.15

THE PREDICTIVE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE OPTION REPRICING AS DESCRIBED HEREIN.

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PROPOSAL NO. 4: APPROVAL OF AN AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN

Background

Predictive’s Amended and Restated 2012 Stock Incentive Plan (as amended, the “2012 Plan”) was approved by Predictive’s stockholders in September 2012. The stockholders have approved several increases in the share reserve under the 2012 Plan. Most recently, in March 2019, the stockholders approved an increase in the reserve to 1,000,000 shares (as adjusted for a one-for-ten (1:10) reverse stock split that was effective on October 29, 2019). In December 2019, the stockholders did not approve an amended and restated 2012 Plan under which the share reserve would have been increased to 1,600,000 shares.

In Proposal No. 4, Predictive is requesting stockholder approval of an Amended and Restated 2012 Plan that was recently approved by the Predictive Board (the “Restated Plan”). Under the Restated Plan, the share reserve is increased by 750,000 shares to 1,750,000 shares. Currently, options to purchase 830,488 shares of common stock are subject to outstanding stock options under the Restated Plan. In determining the amount of the increase in the Restated Plan, the Predictive Board considered its intention to grant further equity awards to current and future executive officers and key employees and directors of Predictive. The Restated Plan also eliminates certain limitations on individual awards that are no longer required under applicable tax laws, but adds certain limitations on awards to non-employee directors, as described below (See “Amendments Pursuant to Restated Plan” below).

In order to be approved, Proposal No. 4 must be approved by a majority of shares of capital stock of Predictive present at the virtual meeting or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes.

The Board believes that approval of Proposal No. 4 is in the best interests of Predictive and its stockholders because the availability of an adequate number of shares reserved for issuance under the 2012 Plan are important factors in attracting, retaining, and motivating employees, consultants and directors in order to achieve Predictive’s long-term growth and profitability objectives. The Board has carefully considered the proposed increase in the share reserve in light of the stockholder vote in December 2019 under which the proposed increase by 2,500,000 shares was not approved. The Board has approved the Restated Plan with a more modest of increase of 750,000 shares. The Board believes that this increase, in addition to approval of the Option Repricing, will be sufficient to permit the Company to attract, retain and motivate employees, consultants and directors. The Company currently has only two executive officers and will require additional executive and operating officers in order to effect its business plans that will drive future stockholder value. This factor, in turn will require significant equity compensation in order to attract and motivate these new officers.

Below is a summary of the 2012 Plan (as if the Restated Plan is approved), which is qualified entirely by reference to the complete text of the 2012 Plan, a marked copy of which reflecting the amendments described herein is attached as Appendix D to this proxy statement.

Description of the 2012 Plan

General. The purpose of the 2012 Plan is to increase stockholder value and to advance the interests of Predictive by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, certain key consultants and directors of Predictive. Incentives may be granted to employees (including officers) of Predictive or its subsidiaries, members of the board, and consultants or other independent contractors who provide services to Predictive or its subsidiaries, in the following forms: (a) non-statutory stock options and incentive stock options; (b) stock appreciation rights (“SARs”); (c) stock awards; (d) restricted stock; (e) restricted stock units (“RSUs”); and (f) performance awards.

Shares Subject to 2012 Plan. Subject to adjustment, the number of shares of common stock which may be issued under the 2012 Plan shall not exceed 1,000,000 shares. In addition, any shares that were available in the reserve of Predictive’s prior stock incentive plan (the “2008 Plan”) were added to the 2012 Plan share reserve for issuance under the 2012 Plan. If an Incentive granted under the 2012 Plan or under the 2008 Plan expires or is terminated or canceled unexercised as to any shares of common stock or forfeited or reacquired by Predictive pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the 2012 Plan pursuant to another Incentive.

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Administration. The 2012 Plan is administered by the compensation committee, or if no committee is designated, the Board. Notwithstanding the foregoing or anything else to the contrary contained in the Plan, the Company’s Chief Executive Officer or Chief Financial Officer may, on a discretionary basis and without the Committee’s review or approval, grant Stock Options to purchase up to 25,000 shares each to employees of the Company who are not officers of the Company. Such discretionary Stock Option grants shall not exceed 100,000 shares in total in any fiscal year. Subject to the foregoing limitations, the Chief Executive Officer or Chief Financial Officer shall determine from time to time (i) the employees to whom grants will be made, (ii) the number of shares to be granted and (iii) the terms and provisions of each Stock Option (which need not be identical).

Description of Incentives

Stock Options. The compensation committee may grant non-qualified and incentive stock options to eligible employees to purchase shares of common stock from Predictive. The 2012 Plan confers on the compensation committee discretion, with respect to any such stock option, to determine the term of each option, the time or times during its term when the option becomes exercisable and the number and purchase price of the shares subject to the option. However, the option price per share may not be less than the fair market value of the common stock on the grant date, and the term of each option shall not exceed ten years and one day from the grant date. With respect to stock options which are intended to qualify as “incentive stock options” (as defined in Section 422 of the Internal Revenue Code), the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time cannot exceed $100,000. All incentive stock options must be granted within ten years from the earlier of the date of the 2012 Plan’s adoption by the board or approval by Predictive’s stockholders.

Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive, without payment to Predictive, a number of shares, cash or any combination thereof, the amount of which is equal to the aggregate amount of the appreciation in the shares of common stock as to which the SAR is exercised. The compensation committee has the discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of a SAR. The exercise price may not be less than the fair market value of the common stock on the grant date.

Stock Awards. Stock awards consist of the transfer by Predictive to an eligible participant of shares of common stock, with or without other payment, as additional compensation for services to Predictive. The number of shares transferred pursuant to any stock award is determined by the compensation committee.

Restricted Stock. Restricted stock consists of the sale or transfer by Predictive to an eligible participant of one or more shares of common stock that are subject to restrictions on their sale or other transfer by the employee which restrictions will lapse after a period of time as determined by the compensation committee. If restricted stock is sold to a participant, the sale price will be determined by the compensation committee, and the price may vary from time to time and among participants and may be less than the fair market value of the shares at the date of sale. Subject to these restrictions and the other requirements of the 2012 Plan, a participant receiving restricted stock shall have all of the rights of a stockholder as to those shares.

RSUs. Restricted stock units represent the right to receive one share of common stock at a future date that has been granted subject to terms and conditions, including a risk of forfeiture, established by the compensation committee. Dividend equivalents may be granted with respect to any amount of RSUs and either paid at the dividend payment date in cash or in shares of unrestricted stock having a fair market value equal to the amount of such dividends, or deferred with respect to such RSUs and the amount or value thereof automatically deemed reinvested in additional RSUs until the time for delivery of shares pursuant to the terms of the restricted stock unit award. RSUs may be satisfied by delivery of shares of stock, cash equal to the fair market value of the specified number of shares covered by the RSUs, or a combination thereof, as determined by the compensation committee at the date of grant or thereafter.

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Performance Awards. A performance award is a right to either a number of shares of common stock, their cash equivalent, or a combination thereof, based on satisfaction of performance goals for a particular period. The right of a participant to exercise or receive a grant or settlement of any Incentive, and the timing thereof, may be subject to such performance conditions as may be specified by the compensation committee (such an Incentive is referred to as a “Performance Award”). The compensation committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to change the amounts payable under any Incentive subject to performance conditions.

Transferability of Incentives. Incentives granted under the 2012 Plan may not be transferred, pledged or assigned by the holder thereof except, in the event of the holder’s death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. However, non-qualified stock options may be transferred by the holder thereof to certain family members or related entities.

Duration, Termination and Amendment of the Incentive Plan and Incentives. The 2012 Plan will remain in effect until all Incentives granted under the 2012 Plan have been satisfied or terminated and all restrictions on shares issued under the 2012 Plan have lapsed. No Incentives may be granted under the 2012 Plan after August 13, 2022, the tenth anniversary of the approval of the 2012 Plan by the Board of Directors. The Board of Directors may amend or discontinue the 2012 Plan at any time. However, no such amendment or discontinuance may adversely change or impair a previously granted Incentive without the consent of the recipient thereof. Certain 2012 Plan amendments require stockholder approval, including amendments which would increase the maximum number of shares of common stock which may be issued to all participants under the 2012 Plan, change the class of persons eligible to receive Incentives under the 2012 Plan, or materially increase the benefits accruing to participants under the 2012 Plan. Generally, the terms of an existing Incentive may be amended by agreement between the compensation committee and the participant. However, in the case of a stock option or SAR, no such amendment shall (a) without stockholder approval, lower the exercise price of a previously granted stock option or SAR when the exercise price per share exceeds the fair market value of the underlying shares in exchange for another Incentive or cash or take any other action with respect to a stock option that may be treated as a re-pricing under the federal securities laws or generally accepted accounting principles, or (b) extend the term of the Incentive, with certain exceptions.

Change in Control; Effect of Sale, Merger, Exchange or Liquidation. Upon the occurrence of an event satisfying the definition of “change in control” with respect to a particular Incentive, unless otherwise provided in the agreement for the Incentive, such Incentive shall become vested and all restrictions shall lapse. The compensation committee may, in its discretion, include such further provisions and limitations in any agreement for an Incentive as it may deem desirable. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of Predictive through the sale of substantially all of Predictive’s assets or through a merger, exchange, reorganization or liquidation of Predictive or a similar event, the compensation committee has broad discretion to take any and all action it deems equitable under the circumstances, including but not limited to terminating the 2012 Plan and all Incentives and issuing to the holders of outstanding vested options and SARs the stock, securities or assets they would have received if the Incentives had been exercised immediately before the transaction, or other specified actions.

Amendments Pursuant to Restated Plan

If the stockholders approve the Restated Plan, the share reserve will be increased by 750,000 shares, to 1,750,000 shares. Also, the Restated Plan eliminates certain limitations that were imposed on individual grants of stock options, SAR or performance awards to any individual during any one fiscal year, as well as certain requirements for performance awards. These limitations and requirements were previously required in order to preserve a tax deduction for the Company for performance-based compensation under Section 162(m) of the Internal Revenue Code. Due to recent amendments to Section 162(m), these limitations and requirements are no longer relevant, and therefore the limitations are not included in the Restated Plan. The Restated Plan does, however, include a new $100,000 limit on the aggregate value of Incentives any non-employee director of the Company may receive in a calendar year. The Restated Plan also includes an increase in the number of Stock Options the Company’s officers may grant as described under “Administration” above, from 2,500 shares to 25,000 shares per grant and from 10,000 shares to 100,000 shares per year. The Board considered the existing levels to be impracticably small.

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2012 Plan Benefits

The amount and timing of all awards under the 2012 Plan are determined in the sole discretion of Predictive’s compensation committee (or if no committee is designated, the board) and therefore cannot be determined in advance. The following table sets forth stock options and restricted stock granted under the 2012 Plan to the following persons:

Name and Position	Number of Shares of Restricted Stock	Number of Shares Underlying Options
Carl Schwartz	-	140,562

Bob Myers	-	44,478
Executive Officer Group	-	185,040
Non-executive officer Group	-	533,524

THE PREDICTIVE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE an Amended and Restated 2012 Stock Incentive Plan (the “Amended and Restated Plan”), including an increase in the reserve of shares of common stock authorized for issuance thereunder by 750,000 to 1,750,000.

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PROPOSAL NO. 5: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as Predictive’s independent auditors for the fiscal year ending December 31, 2020 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Representatives of Baker Tilly are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Second Amended and Restated Bylaws nor other governing documents or law require stockholder ratification of the selection of Baker Tilly as Predictive’s independent auditors. However, the Audit Committee of the Board is submitting the selection of Baker Tilly to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of a majority of shares of capital stock of Predictive present at the virtual meeting or represented by proxy at the Annual Meeting and entitled to vote will be required to ratify the selection of Baker Tilly. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes.

Principal accounting fees and services

In connection with the audit of the fiscal 2020 financial statements, Predictive entered into an engagement agreement with Baker Tilly, which sets forth the terms by which Baker Tilly will perform audit services for Predictive.

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2019 and December 31, 2018, by Deloitte & Touche LLP (“Deloitte”), the Company’s principal accountant for those periods. All fees described below were approved by the Audit Committee.

	2019	2018
Audit Fees (1)	$530,128	$401,000
Audit-Related Fees (2)	-	-
Tax Fees (3)	34,719	25,000
All Other Fees (4)	-	-
	$564,847	$426,000

(1)	Audit Fees were principally for services rendered for the audit and/or review of Predictive’s consolidated financial statements. Also, includes fees for services rendered in connection with the filing of registration statements and other documents with the SEC, the issuance of accountant consents and comfort letters.

(2)	There were no audit-related fees in 2019 or 2018.

(3)	Tax Fees consist of fees billed in the indicated year for professional services performed by Deloitte with respect to tax compliance.

(4)	All Other Fees consist of fees billed in the indicated year for other permissible work performed by that is not included within the above category descriptions.

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Pre-approval policies and procedures

The Audit Committee is required to pre-approve the audit and non-audit services performed by Predictive’s independent auditors. The Audit Committee may not approve non-audit services prohibited by applicable regulations of the SEC if such services are to be provided contemporaneously while serving as independent auditors. The Audit Committee has delegated authority to the Chairman of the Audit Committee to approve the commencement of permissible non-audit related services to be performed by the independent auditors and the fees payable for such services, provided that the full Audit Committee subsequently ratifies and approves all such services. The Audit Committee has determined that the rendering of the services other than audit services by Baker Tilly is compatible with maintaining the principal accountant’s independence.

Resignation of Independent Registered Public Accounting Firm

On April 24, 2020, the Company dismissed Deloitte as the Company’s independent registered public accounting firm in connection with auditing the Company’s financial statements commencing fiscal year 2020. On April 24, 2020, the Audit Committee formally approved the engagement of Baker Tilly as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

 The reports of Deloitte on the Company’s audited consolidated financial statements for the two most recent fiscal years ended December 31, 2019 and 2018 (the “Deloitte Reports”) did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The Deloitte Reports did, however, include an explanatory paragraph related to the substantial doubt about the Company’s ability to continue as a going concern. During the Company’s two most recent fiscal years ended December 31, 2019 and 2018, and during the subsequent interim period preceding Deloitte’s dismissal, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference to the subject matter of the disagreements in connection with the Deloitte Reports.

As disclosed in the Company’s Form 10-K for the year ended December 31, 2019 filed with the SEC on April 1, 2020 (the “2019 10-K”), in connection with its evaluation of the effectiveness of its internal control over financial reporting (as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934) as of December 31, 2019, the Company concluded that its internal control over financial reporting was not effective as of December 31, 2019 due to a material weakness. In particular, management determined that the Company has not maintained adequate accounting resources with a sufficient understanding of U.S. GAAP to allow the Company to properly identify and account for new complex transactions. The Company’s activities to remediate this material weakness are disclosed in the 2019 10-K. Deloitte discussed this material weakness with the Audit Committee of the Board of Directors of the Company. The Company authorized Deloitte to respond fully to the inquiries by the successor independent registered public accounting firm concerning this material weakness.

The Company provided Deloitte with a copy of its Current Report on Form 8-K filed with the SEC on April 30, 2020 and disclosing Deloitte’s dismissal prior to its filing and requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether or not Deloitte agrees with the above statements. A copy of the letter from Deloitte dated April 30, 2020 is filed with the Current Report as Exhibit 16.1.

Engagement of New Independent Registered Public Accounting Firm

As set forth above, concurrent with the decision to dismissal Deloitte as the Company’s independent registered public accounting firm, the Audit Committee approved the engagement of Baker Tilly as the Company’s new independent registered public accounting firm, subject to completion of its standard client acceptance procedures.

THE PREDICTIVE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF BAKER TILLY AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR Predictive.

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proposal no. 6: APPROVal of a proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies for approval of Proposal Nos. 2, 3 and/or 4, as applicable

In the event that there are not sufficient votes to constitute a quorum or to approve the proposals to reincorporate in Nevada (Proposal No. 2), to reprice certain “underwater” stock options (Proposal No. 3), and/or to amend and restate the Company’s Amended and Restated 2012 Stock Incentive Plan (Proposal No. 4) at the Annual Meeting, such proposals could not be approved unless such meeting was adjourned to a later date or dates in order to permit further solicitation of proxies. In order to allow proxies that have been received by us at the time of the Annual Meeting to be voted for adjournment, you are being asked to consider a proposal to approve the adjournment of the Annual Meeting, if necessary or appropriate, including to permit further solicitation of proxies if necessary to obtain additional votes in favor of any or all of such proposals. If there are sufficient votes to constitute a quorum and approve all of Proposal Nos. 2, 3 and 4 at the Annual Meeting, the chairman of the Annual Meeting may determine that no action will be taken on this proposal to adjourn.

If there are sufficient votes at the Annual Meeting to approve one or more of Proposal Nos. 2, 3 and 4 and this Proposal 6 is approved, but there are not sufficient votes to approve one or more of the proposals, the chairman of the Annual Meeting intends to declare that any of the proposals have been approved and to then adjourn the meeting for the purpose of soliciting additional proxies to obtain the approval of such other proposals.

Stockholder Vote Required

In order to be approved, Proposal No. 6 must be approved by a majority of shares present and entitled to vote at the virtual meeting or by proxy at the Annual Meeting. Abstentions will have the same effect as a vote against Proposal 6, but broker non-votes will not affect the outcome of this proposal.

THE PREDICTIVE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO ADJOURN THE ANNUAL MEETING AS SET FORTH HEREIN.

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SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of December 31, 2019 certain information regarding beneficial ownership of our common stock by:

•	Each person known to us to beneficially own 5% or more of our common stock;

•	Each executive officer who in this proxy statement are collectively referred to as the “Named Executive Officers;”

•	Each of our directors; and

•	All of our executive officers (as that term is defined under the rules and regulations of the SEC) and directors as a group.

We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to the shares of common stock set forth opposite the stockholder’s name. We have based our calculation of the percentage of beneficial ownership on 14,091,748 shares of the Company’s common stock outstanding on November 13, 2019. Unless otherwise noted below, the address for each person or entity listed in the table is c/o Predictive Oncology Inc., 2915 Commers Drive, Suite 900, Eagan, Minnesota 55121.

	Amount and Nature of	Percent
	Beneficial	of
Name of Beneficial Owner	Ownership	Class

Officers and Directors

Carl Schwartz (2)	324,436	7.53%

Gerald J. Vardzel, Jr. (3)	116,711	2.86%

Bob Myers (4)	38,255	0.96%

Thomas J. McGoldrick (5)	61,342	1.49%

Andrew Reding (6)	46,422	1.13%

Timothy Krochuk (7)	52,324	1.27%

J. Melville Engle (8)	49,719	1.21%

Richard L. Gabriel (9)	40,480	0.99%

All directors and executive officers as a group (8 persons)	730,689	15.76%

(1)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (1) voting power, which includes the power to vote, or to direct the voting of shares; and (2) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding.
(2)	Includes (i) 74,432 shares owned directly, and (ii) 130,562 shares issuable upon exercise of options held by Dr. Schwartz that are exercisable within 60 days of December 31, 2019, and (iii) 119,442 shares issuable upon exercise of warrants held by Dr. Schwartz that are exercisable within 60 days of December 31, 2019.
(3)	Includes options to purchase 25,138 shares that are exercisable within 60 days of December 31, 2019.
(4)	Includes options to purchase 39,178 shares that are exercisable within 60 days of December 31, 2019.
(5)	Includes options to purchase 61,335 shares that are exercisable within 60 days of December 31, 2019.
(6)	Includes options to purchase 46,416 shares that are exercisable within 60 days of December 31, 2019.
(7)	Includes options to purchase 52,324 shares that are exercisable within 60 days of December 31, 2019.
(8)	Includes options to purchase 39,480 shares that are exercisable within 60 days of December 31, 2019.
(9)	Includes options to purchase 130,562 shares that are exercisable within 60 days of December 31, 2019.

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FORM 10-K

A COPY OF THE COMPANY’S FORM 10-K ANNUAL REPORT, AS AMENDED, AND ANY AMENDMENTS THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019 (WITHOUT EXHIBITS), ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY’S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO THE COMPANY’S SECRETARY AT 2915 COMMERS DRIVE, SUITE 900, EAGAN, MINNESOTA, 55121.

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OTHER MATTERS

The Board of Directors and management know of no other matters that will be presented for consideration at the Annual Meeting. However, since it is possible that matters of which the Board and management are not now aware may come before the meeting or any adjournment of the meeting, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such properly executed proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed) in time for voting, the shares represented thereby will be voted as indicated thereon and in the proxy statement.

By Order of the Board of Directors

/s/ Carl Schwartz

Carl Schwartz
Chief Executive Officer

Eagan, Minnesota

July 29, 2020

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APPENDIX A

predictive oncology, inc.

nevada Merger Agreement

This AGREEMENT AND PLAN OF MERGER (“Agreement”), dated as of [___________], 2020, is entered into by and between Predictive Oncology Inc., a Delaware corporation (the “Company”), and POAI Merger Company Inc., a Nevada corporation and a wholly owned subsidiary of the Company (“NewCo”).

WHEREAS, the Company, whose shares of common stock are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), desires to reincorporate as a Nevada corporation and has formed NewCo in order to effectuate the reincorporation.

WHEREAS, the board of directors of each of the Company and NewCo deems it advisable, fair to and in the best interests of such corporations and their respective stockholders that the Company be merged with and into NewCo, upon the terms and subject to the conditions herein stated, and that NewCo be the surviving corporation (the “Reincorporation Merger”).

NOW, THEREFORE, in consideration of the premises and the agreements of the parties hereto contained herein, intending to be legally bound, the parties hereto agree as follows:

Article I
The Reincorporation Merger; Effective Time

Section 1.1.          The Reincorporation Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into NewCo whereupon the separate existence of the Company shall cease. NewCo shall be the surviving corporation (the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be a corporation formed under the laws of the State of Nevada. The Reincorporation Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and the Nevada Revised Statutes, as amended (the “NRS”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

Section 1.2.          Effective Time. Unless this Agreement is terminated or abandoned in accordance with its terms, as soon as practicable following the satisfaction of the conditions set forth in Article V in accordance with the terms of this Agreement, the Company and NewCo shall cause Articles of Merger to be executed and filed with the Office of the Secretary of State of Nevada (the “Nevada Articles of Merger”) and a Certificate of Merger to be executed and filed with the Office of the Secretary of State of Delaware (the “Delaware Certificate of Merger”). The Reincorporation Merger shall become effective upon the date and time specified in the Nevada Articles of Merger and the Delaware Certificate of Merger (the “Effective Time”).

Article II
Articles and Bylaws of the Surviving Corporation

Section 2.1.          The Articles of Incorporation. The articles of incorporation of NewCo in effect at the Effective Time shall be amended and restated as set forth on Exhibit A hereto, including to change the name of the Surviving Corporation to “Predictive Oncology Inc.”, and such amended and restated articles shall be the articles of incorporation of the Surviving Corporation (such articles of incorporation, as so amended and restated, the “Articles of Incorporation”), until thereafter amended in accordance with the provisions provided therein or applicable law.

Section 2.2.          The Bylaws. Subject to the provisions of applicable laws, the bylaws of NewCo in effect at the Effective Time shall be the bylaws of the Surviving Corporation (the “Bylaws”), until thereafter amended in accordance with the provisions provided therein or applicable law.

Article III
Officers, Directors, Committees, and Corporate Policies of the Surviving Corporation

Section 3.1.          Officers. The officers of the Company at the Effective Time shall, from and after the Effective Time, become the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and the Bylaws.

Section 3.2.          Directors. The board of directors of the Surviving Corporation effective as of, and immediately following, the Effective Time shall consist of all of the directors of the Company immediately prior to the Effective Time, each to serve in such capacity until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and the Bylaws.

Section 3.3.          Committees. Each committee of the board of directors of the Company existing immediately prior to the Effective time shall, effective as of, and immediately following, the Effective Time, become a committee of the board of directors of the Surviving Corporation, consisting of the members of such committee of the Company immediately prior to the Effective Time and governed by the charter of such committee of the Company in existence immediately prior to the Effective Time, which charter shall, at the Effective Time, become the charter of such committee of the Surviving Corporation except that the governing law thereof shall be, from and after the Effective Time, the law of Nevada. Each member of a committee of the board of directors of the Surviving Corporation shall serve in such capacity until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the applicable committee charter and the Bylaws.

Section 3.4.          Corporate Policies. The corporate policies of the Surviving Corporation, including, without limitation, its code of business conduct, corporate governance guidelines, conflict policies and director independence guidelines, effective as of, and immediately following, the Effective Time shall consist of the corporate policies, including, without limitation, the code of business conduct, corporate governance guidelines, conflict policies and director independence guidelines, of the Company immediately prior to the Effective Time.

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Article IV
Effect of the Merger on Capital Stock; Certificates

Section 4.1.          Effect of Merger on Capital Stock. At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, NewCo or the stockholders of the Company:

(a)               Each share of common stock, par value $0.01, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action by NewCo, the Company or the stockholders of the Company) into one fully paid and non-assessable share of common stock, par value $0.01, of the Surviving Corporation (“Surviving Corporation Common Stock”), and all shares of Company Common Stock shall be canceled and retired and shall cease to exist.

(b)               Each share of Series B Preferred Stock of the Company (the “Preferred B Stock”) issued and outstanding immediately prior to the Effective Time shall be cancelled and retired and shall cease to exist. As a result of such cancellation, each holder of Preferred B Stock shall receive from the Company a cash payment in an amount equal to the fair market value of the Preferred B Stock held by such holder immediately prior to the Effective Time, based on (i) the number of shares of the Company’s common stock into which such Preferred B Stock is then convertible and (ii) the closing price of the Company’s common stock on the Nasdaq Capital Market on the day prior.

(c)               With respect to the number of shares of Company Common Stock reserved for issuance under the Company’s equity compensation plans (including all amendments or modifications, collectively, the “Plans”), an equal number of shares of Surviving Corporation Common Stock shall be so reserved. The Surviving Corporation shall assume the sponsorship of the Plans, the rights and obligations of the Company thereunder, and the rights and obligations of the Company under all award agreements evidencing any award issued under any Plan or any inducement award with respect to Company Common Stock (including all amendments and modifications, collectively, the “Award Agreements”), in each case in accordance with the terms thereof and applicable law. Each equity-based award with respect to Company Common Stock issued and outstanding immediately prior to the Effective Time that was granted pursuant to the Plans and the Award Agreements (an “Equity Award”) shall be converted into a corresponding equity-based award with respect to the number of shares of Surviving Corporation Common Stock equal to the number of shares of Company Common Stock underlying such Equity Award at the Effective Time, in accordance with the terms of the applicable Plan and Award Agreement. Such converted equity-based award shall be subject to the same terms and conditions applicable to the corresponding Equity Award prior to the conversion, including any vesting and forfeiture conditions. Further, none of the execution of this Agreement, the Reincorporation Merger or other transaction contemplated herein is intended, or shall be deemed, to constitute a “Change in Control” (or term of similar import) under any Plan, Award Agreement, employment agreement or other employee benefit plan of the Company or its affiliates. Each share of common stock, par value $0.001, of NewCo registered in the name of the Company shall be reacquired by the Surviving Corporation and canceled and retired, and shall resume the status of authorized and unissued Surviving Corporation Common Stock. No shares of Surviving Corporation Common Stock or other securities of the Surviving Corporation shall be issued in respect thereof.

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Section 4.2.          Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Company Common Stock, or options, warrants or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent a number of shares of Surviving Corporation Common Stock equal to the number of shares of Company Common Stock represented thereby or that were acquirable pursuant to such options, warrants or other securities of the Surviving Corporation, as the case may be, into which the shares of Company Common Stock, or options, warrants or other securities of the Company represented by such certificates shall have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Surviving Corporation Common Stock or options, warrants or other securities of the Surviving Corporation, as the case may be, evidenced by such outstanding certificate, as above provided.

Article V
Conditions

Section 5.1.          Conditions to the Obligations of Each Party. The respective obligation of each party hereto to effectuate the Reincorporation Merger is subject to satisfaction of the following conditions:

(a)               the holders of a majority of the outstanding shares of Company Common Stock shall have adopted this Agreement in accordance with applicable law and the certificate of incorporation and bylaws of the Company prior to the Effective Time; and

(b)               any and all consents, approvals, authorizations or permits, filings or notifications deemed in the sole discretion of the Company to be material to the consummation of the Reincorporation Merger (“Required Consents”) shall have been obtained and shall be in full force and effect, including, without limitation, (i) consents, registrations, approvals, findings of suitability, licenses, declarations, notifications or filings required to be made, given or obtained under applicable laws, rules and regulations in connection with this Agreement or the consummation of the Reincorporation Merger, and (ii) supplements, agreements, amendments, conveyances, instruments, consents, approvals, authorizations and other documents to be executed and/or delivered by the Company in connection with any agreements the Company or its affiliates have entered for the provision of debt financing; provided, however, that either of the parties hereto may waive this condition (b), in its sole discretion to the extent permitted by law, with respect to any and all Required Consents.

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Article VI
Termination

Section 6.1.          Termination. This Agreement may be terminated and the Reincorporation Merger may be abandoned at any time prior to the Effective Time, whether before or after the adoption of this Agreement by the holders of Company Common Stock referred to in Section 5.1, if the board of directors of the Company determines for any reason that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its stockholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or NewCo, or any of their respective stockholders, directors or officers.

Article VII
Miscellaneous and General

Section 7.1.          Modification or Amendment. Subject to the provisions of applicable laws, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the adoption of this Agreement by the holders of Company Common Stock shall not (a) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares of the Company, (b) alter or change any provision of the Articles of Incorporation or the bylaws of the Surviving Corporation that will become effective immediately following the Reincorporation Merger other than as provided herein or (c) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of capital stock of either of the parties hereto.

Section 7.2.          Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

Section 7.3.          Governing Law. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Nevada, without regard to the conflicts of law principles thereof to the extent that such principles would direct a matter to another jurisdiction.

Section 7.4.          Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

Section 7.5.          No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 7.6.          Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

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Section 7.7.          Headings. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

[Signature page follows]

6

THE COMPANY:
PREDICTIVE ONCOLOGY, INC., a Delaware corporation

By:
Name:
Its:

NEWCO:
POAI Merger Company Inc ., a Nevada corporation

By:
Name:
Its:

Signature Page to Agreement and Plan of Merger

7

EXHIBIT A

ARTICLES OF INCORPORATION

OF

POAI Merger Company Inc.

(see attached)

8

APPENDIX B

CERTIFICATE OF

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

POAI Merger Company Inc.

Pursuant to the provisions of Nevada Revised Statutes 78.390 and 78.403, the undersigned officer of POAI Merger Company Inc., a Nevada corporation (the “Corporation”), does hereby certify as follows:

A. The Agreement and Plan of Merger, dated as of [●], 2020 by and between Predictive Oncology Inc., a Delaware corporation (“Parent”), and the Corporation (the “Merger Agreement”) provides for the amendment and restatement of the Corporation’s articles of incorporation as set forth below.

B. The Merger Agreement, and the amendment and restatement of the Corporation’s articles of incorporation (including the change of the name of the Corporation) contemplated thereby and as set forth below, have been duly approved by the board of directors and Parent, the sole stockholder of the Corporation, which is sufficient for approval thereof. The board of directors and Parent have determined and declared such amendment and restatement to be advisable, fair to and in the best interests of the Corporation.

C. This certificate sets forth the text of the articles of incorporation of the Corporation, as amended and restated in their entirety to this date as follows:

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF PREDICTIVE ONCOLOGY INC.

ARTICLE I

NAME

The name of the Corporation is Predictive Oncology Inc. (the “Corporation”).

ARTICLE II

REGISTERED OFFICE

The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III

PURPOSE

The Corporation is formed for the purpose of engaging in any lawful activity for which corporations may be organized under the laws of the State of Nevada.

ARTICLE IV

CAPITAL STOCK

(A)               Authorized Stock.  The total number of shares of all stock which the Corporation shall have authority to issue is 120,000,000 shares, consisting of: (i) 100,000,000 shares of common stock, par value $.001 per share (the “Common Stock”) and (ii) 20,000,000 shares, $.001 par value per share, designated as preferred stock (the “Preferred Stock”).  All cross references in each subdivision of this ARTICLE IV refer to other paragraphs in such subdivision unless otherwise indicated.

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(B)                Preferred Stock.

(1)                 Designation.  The shares of Preferred Stock are hereby authorized to be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as are specified in the resolution or resolutions adopted by the board of directors of the Corporation (the “Board of Directors”) providing for the issue thereof. Such Preferred Stock may be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or any other series of the same or any other class or classes of capital stock of the Corporation at such price or prices or at such rate or rates of exchange and with such adjustments as shall be stated and expressed in these Articles of Incorporation, as amended from time to time (these “Articles of Incorporation”) or in the resolution or resolutions adopted by the Board of Directors providing for the issue thereof.

(2)                  Authority Vested in the Board.  Authority is hereby expressly vested in the Board of Directors, subject to the provisions of this ARTICLE IV and to the limitations prescribed by law, to authorize the issue from time to time of one or more series of Preferred Stock and, with respect to each such series, to fix by resolution or resolutions adopted by the affirmative vote of a majority of the whole Board of Directors providing for the issue of such series the voting powers, full or limited, if any, of the shares of such series and the designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination of the following:

(a)            The designation of such series.

(b)            The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or series of the Corporation’s capital stock, and whether such dividends shall be cumulative or noncumulative.

(c)            Whether the shares of such series shall be subject to redemption by the Corporation at the option of either the Corporation or the holder or both or upon the happening of a specified event and, if made subject to any such redemption, the times or events, prices and other terms and conditions of such redemption.

(d)            The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series.

(e)            Whether the shares of such series shall be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or of any other series of the same or any other class or classes of the Corporation’s capital stock, and, if provision is made for conversion or exchange, the times or events, prices, rates, adjustments and other terms and conditions of such conversions or exchanges.

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(f)             The restrictions, if any, on the issue or reissue of any additional Preferred Stock.

(g)           The rights of the holders of the shares of such series upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

(h)           The provisions as to voting, optional and/or other special rights and preferences, if any.

(3)                  Certificate.  Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the Board of Directors, and establishing the voting powers, if any, and the designations, preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the Board of Directors to be issued, shall be made and signed by an officer of the Corporation and filed in the manner prescribed by the Nevada Revised Statutes, as amended from time to time (the “NRS”).

(C)                Common Stock.

(1)                  Voting Rights. The holders of Common Stock will be entitled to notice of and to attend all meetings of the stockholders of the Corporation and shall be entitled to one vote per share on all matters to be voted on by the Corporation’s stockholders.

(2)                  Dividends. Subject to all provisions of this ARTICLE IV, including the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles of Incorporation or the NRS, the holders of the Common Stock shall be entitled to receive dividends when and as declared by the Board of Directors, out of any funds legally available for such purpose. When and as dividends are declared thereon, whether payable in cash, property or securities of the Corporation, the holders of Common Stock will be entitled to share, ratably according to the number of shares of Common Stock held by them, in such dividends.

(3)                  Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any distribution of any of its assets to any of its stockholders other than by dividends from funds legally available therefor, and other than payments made upon redemptions or purchases of shares of the Corporation, after payment in full of the amount which the holders of Preferred Stock are entitled to receive in such event, the holders of Common Stock shall be entitled to share, ratably according to the number of shares of Common Stock held by them, in the remaining assets of the Corporation available for distribution to its stockholders.

ARTICLE V

BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the Corporation (as amended from time to time, the “Bylaws”). Elections of directors need not be by written ballot unless the Bylaws shall so provide. Meetings of stockholders may be held within or without the State of Nevada, virtually and/or in person, as the Bylaws provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

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ARTICLE VI

AMENDMENTS TO ARTICLES

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE VII

INDEMNIFICATION; EXCULPATION

(A) Indemnification. To the fullest extent permitted under the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and 78.752) and other applicable law, the Corporation shall indemnify directors and officers of the Corporation in their respective capacities as such and in any and all other capacities in which any of them serves at the request of the Corporation.

 (B) Limitation on Liability. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

(C) Repeal and Conflicts. Any amendment to or repeal of any provision or section of this ARTICLE VII shall be prospective only, and shall not apply to or have any effect on the right or protection of, or the liability or alleged liability of, any director or officer of the Corporation existing prior to or at the time of such amendment or repeal. In the event of any conflict between any provision or section of this ARTICLE VII and any other article of the Articles of Incorporation, the terms and provisions of this ARTICLE VII shall control.

ARTICLE VIII

SPECIAL PROVISIONS REGARDING DISTRIBUTIONS

Notwithstanding anything to the contrary in these Articles of Incorporation or the Bylaws, the Corporation is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).

ARTICLE IX

Stockholder rights

For the avoidance of doubt, no stockholder of the Corporation shall have any preemptive rights, and no stockholder of the Corporation shall have any cumulative voting rights.

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In Witness Whereof, the undersigned has set his hand to these Articles of Incorporation on this [●] day of [●], 2020.

Name:
Title:

13

APPENDIX C

BYLAWS

OF

PREDICTIVE ONCOLOGY INC.

ARTICLE I

Offices, Corporate Seal

Section 1.01 Offices. Predictive Oncology Inc. (the “Corporation”) shall have a registered office, a principal office and such other offices as the board of directors of the Corporation (the “Board of Directors”) may determine.

Section 1.02 Corporate Seal. There shall be no corporate seal.

ARTICLE II

Meetings of Stockholders

Section 2.01 Place and Time of Meetings. Meetings of the stockholders may be held at such place, on such date and at such time as may be designated by the Board of Directors.

Section 2.02 Annual Meetings. The annual meeting of the stockholders of the Corporation shall be held at such place, virtually and/or in person in accordance with applicable law, on such date and at such time as designated by the Board of Directors. The purpose of this meeting shall be for the election of directors and for the transaction of such other business as may properly come before the meeting. Except as otherwise restricted by the articles of incorporation of the Corporation (as amended or amended and restated from time to time, the “Articles of Incorporation”) or applicable law, the Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders.

Section 2.03 Special Meetings. Special meetings of the stockholders for any purpose or purposes shall be called by the Secretary at the written request of a majority of the total number of directors, by the Chairman of the Board, by the Chief Executive Officer or by the stockholders owning a majority of the shares outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to the purposes stated in the notice. Except as otherwise restricted by the Articles of Incorporation or applicable law, the Board of Directors may postpone, reschedule or cancel any special meeting of stockholders.

Section 2.04 Quorum; Adjourned Meetings. The holders of a majority of the shares outstanding and entitled to vote present in person or by proxy (regardless of whether the proxy has authority to vote on all matters) shall constitute a quorum for the transaction of business at any annual or special meeting. If a quorum is not present at a meeting, those present shall adjourn to such day as they shall agree upon by majority vote. Notice of any adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken. However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date. At adjourned meetings at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. If a quorum is present, the stockholders may continue to transact business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

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Section 2.05 Organization. At each meeting of the stockholders, the Chairman of the Board or in his or her absence the Chief Executive Officer or in his or her absence the chairman chosen by a majority of the voting power of the stockholders present in person or proxy shall act as chairman; and the Secretary of the Corporation, or in his or her absence an Assistant Secretary, or in his or her absence any person whom the chairman of the meeting shall appoint, shall act as secretary of the meeting.

Section 2.06 Voting. Each stockholder of the Corporation entitled to vote at a meeting of stockholders shall be entitled to one vote in person or by proxy for each share of stock having voting rights held by such stockholder and registered in his, her or its name on the books of the Corporation. Upon the request of any stockholder present in person or by proxy at any meeting of the stockholders and entitled to vote at such meeting, or if directed by the chairman of the meeting in his or her discretion, the vote on any question before a meeting or the election of directors shall be by written ballot. All questions at a meeting shall be decided by a majority vote of the number of shares entitled to vote represented at the meeting at the time of the vote except where otherwise required by statute, the Articles of Incorporation or these Amended and Restated Bylaws (as amended or amended and restated from time to time, the “Bylaws”). For the election of directors, the persons receiving the largest number of votes cast (up to and including the number of directors to be elected) shall be directors.

Section 2.07 Inspectors of Election. At each meeting of the stockholders, the chairman of such meeting may appoint two inspectors of election. Each inspector of election so appointed shall first subscribe an oath or affirmation to execute the duties of an inspector of election at such meeting with strict impartiality and according to the best of his or her ability. Such inspectors of election, if any, may (a) ascertain the number of shares outstanding and the voting power of each; (b) determine the number of shares represented at a meeting and the validity of the proxies or ballots; (c) count all votes and ballots; (d) determine any challenges made to any determination made by the inspectors; (e) certify in a report in writing to the secretary of such meeting the determination of the number of shares represented at the meeting and the results of all votes and ballots. An inspector of election need not be a stockholder of the Corporation, and any officer or employee of the Corporation may be an inspector of election on any question other than a vote for or against his or her election to any position with the Corporation or on any other question in which he or she may be directly interested.

Section 2.08 Notices of Meetings and Consents. Except as otherwise provided by the Articles of Incorporation or by the Nevada Revised Statutes (as amended from time to time, the “NRS”), a written notice of each annual and special meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of such meeting to each stockholder of record of the Corporation entitled to vote at such meeting by delivering such notice of meeting to such stockholder personally or depositing the same in the United States mail, postage prepaid, directed to him at the post office address shown upon the records of the Corporation. Service of notice is complete upon mailing. Every notice of a meeting of stockholders shall state the place, date and hour of the meeting, the means of electronic communication, if any, by which the stockholder or the proxies thereof shall be deemed to be present and vote and, in the case of a special meeting the purpose or purposes for which the meeting is called. The notice shall be delivered in accordance with, and shall contain or be accompanied by such additional information as may be required by, the NRS, including, without limitation, NRS 78.379, 92A.120 or 92A.410

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Section 2.09 Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize a proxy to represent him at the meeting by an instrument executed in writing. Each such proxy shall be valid until its expiration or revocation in a manner permitted by the laws of the State of Nevada. A proxy may be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient to support an irrevocable power. Subject to the above, any proxy may be revoked if an instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the Secretary or another person appointed by the Corporation to count the votes of stockholders and determine the validity of proxies and ballots, or, in the case of a meeting of stockholders, the stockholder revokes the proxy by attending the meeting and voting the stockholder’s shares in person, in which case, any vote cast by the person or persons designated by the stockholder to act as a proxy or proxies must be disregarded by the Corporation when the votes are counted.

Section 2.10 Waiver of Notice. Notice of any annual or special meeting may be waived either before, at or after such meeting in writing signed or by transmission of an electronic record by the person or persons entitled to the notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transacting of any business because the meeting is not lawfully called or convened.

Section 2.11 Written Action. Any action that may be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the actions so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be required to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Section 2.12 Order of Business.

(a) Annual Meetings of Stockholders. At any annual or special meeting of the stockholders, only such business shall be conducted or considered (including, in the case of an annual meeting, nominations of persons for election to the Board of Directors), as shall have been properly brought before the meeting. For such business to be properly brought before an annual meeting, nominations and proposals of other business must be: (a) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before such meeting, by or at the direction of the Board of Directors or (c) otherwise properly requested to be brought before such meeting by a stockholder of the Corporation in accordance with these Bylaws.

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(b) General. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, the chairman of any annual or special meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with these Bylaws and, if any proposed nomination or other business is not in compliance with these Bylaws, to declare that no action shall be taken on such nomination or other proposal and such nomination or other proposal shall be disregarded.

Section 2.13 Notice of Stockholder Business and Nominations.

(a) Timing Requirements. With respect to any nominations or any other business to be brought before an annual meeting, a stockholder’s notice shall be considered timely if it is delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day and not later than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to the date of such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred (100) days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation.

With respect to any business to be properly requested to be brought before a special meeting, a stockholder’s notice shall be considered timely if it is delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day and not later than the close of business on the later of the ninetieth (90th) day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than one hundred (100) days prior to the date of such special meeting, the tenth (10th) day following the day on which public announcement is first made by the Corporation of the date of the special meeting.

Except as required by the NRS or Section 8.01 of these Bylaws, in no event shall any adjournment or postponement of an annual or special meeting of stockholders, as applicable, or the public announcement thereof, commence a new time period for the giving of a stockholder’s notice as described above.

(b) Disclosure Requirements. To be in proper form, a stockholder’s notice (whether given pursuant to Section 2.13(A) or 2.13(B) of these Bylaws) to the Secretary must include the following, as applicable: as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made: (i) the name and address of such stockholder, as they appear on the Corporation’s books and of such beneficial owner or Control Person, if any, (ii) the number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner or Control Person, if any (iii) a representation that the stockholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice, (iv) if the notice relates to any business other than a nomination of director(s), a brief description of the business desired to be brought before the meeting, including the complete text of any resolutions proposed for consideration, and the reasons for conducting such business at the meeting, (v) any direct or indirect interest personal or other material interest of the stockholder in the business to be submitted, (vi) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder or beneficial owner and by any Control Person or any other person acting in concert with any of the foregoing, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class of the Corporation’s stock, or maintain, increase or decrease the voting power of the stockholder or beneficial owner with respect to shares of stock of the Corporation, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, (vii) a representation whether the stockholder or the beneficial owner, if any, and any Control Person will engage in a solicitation with respect to the nomination or business and, if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Securities Exchange Act of 1934) in such solicitation and whether such person intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding stock required to approve or adopt the business to be proposed (in person or by proxy) by the stockholder and (viii) any other information relating to such stockholder, beneficial owner or Control Person, if any, that would be required to be disclosed in a proxy statement and form or proxy or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. For purposes of this Section 2.13 a “Control Person” shall be a director, executive, managing member or control person of such stockholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the nomination is made or the business is proposed, as to such beneficial owner.

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Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

ARTICLE III

Board of Directors

Section 3.01 General Powers. The business of the Corporation shall be managed by the Board of Directors.

Section 3.02 Number, Qualification and Term of Office. The exact number of directors shall be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the entire Board of Directors. The Board of Directors shall be divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III (each, a “Class”). In the case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. Except as otherwise provided in the certificate of incorporation, each director shall serve for a term ending on the date of the third annual meeting of the Corporation’s stockholders following the annual meeting at which such director was elected; provided, however, that each director initially appointed to Class I shall serve for an initial term expiring at the Corporation’s first annual meeting of stockholders following the effectiveness of this provision; each director initially appointed to Class II shall serve for the initial term expiring at the Corporation’s second annual meeting of stockholders following the effectiveness of this provision; and each director initially appointed to Class III shall serve for an initial term expiring at the Corporation’s third annual meeting of stockholders following the effectiveness of this provision; provided further, that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal. Directors need not be stockholders.

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Section 3.03 Annual Meeting. As soon as practicable after each election of directors, the Board of Directors shall meet at the registered office of the Corporation, or at such other place previously designated by the Board of Directors, for the purpose of electing the officers of the Corporation and for the transaction of such other business as may come before the meeting.

Section 3.04 Regular Meetings. Regular meetings of the Board of Directors shall be held from time to time at such time and place as may be fixed by resolution adopted by a majority of the total number of directors.

Section 3.05 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, or by any two of the directors and shall be held from time to time at such time and place as may be designated in the notice of such meeting.

Section 3.06 Notice of Meetings. No notice need be given of any annual or regular meeting of the Board of Directors. Notice of each special meeting of the Board of Directors shall be given by the Secretary who shall give at least twenty-four hours’ notice thereof to each director by mail, telephone, telegram, electronic transmission including email, or in person. Notice shall be effective upon receipt.

Section 3.07 Waiver of Notice. Notice of any meeting of the Board of Directors may be waived either before, at, or after such meeting in writing signed by each director. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 3.08 Quorum and Voting. A majority of the directors then in office shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless these Bylaws, the Articles of Incorporation or the NRS require a greater number.

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Section 3.09 Vacancies. Unless otherwise provided by applicable law or the Articles of Incorporation, (a) the Board of Directors may increase the authorized number of Directors and (b) any newly created directorships resulting from an increase in the authorized number of Directors and vacancies occurring in the Board for any cause, may be (i) filled by the affirmative votes of a majority of the remaining members of the Board, although less than a quorum, (ii) filled by a sole remaining Director or (iii) elected by a plurality of the votes cast at an annual or special meeting of the Shareholders. A Director so elected shall be elected to hold office until the expiration of the term of office of the Director whom he or she has replaced or until a successor is elected and qualified, or until the Director’s earlier death, resignation or removal, subject in all cases to any applicable requirements in the Articles of Incorporation.

Section 3.10 Removal. Any director may be removed from office at any special meeting of the stockholders either with or without cause by the vote of the holders of not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote generally in the election of directors, excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred. If the entire Board of Directors or any one or more directors be so removed, new directors may be elected at the same meeting.

Section 3.11 Committees of Directors. The Board of Directors may, by resolution adopted by a majority of the total number of directors, designate one or more committees, each to consist of one or more of the directors of the Corporation, which, to the extent provided in the resolution, may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Such committee or committees shall have such name or names as may be determined by the resolution adopted by the directors. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required. Unless otherwise provided for in a resolution of the Board of Directors designating a committee pursuant to this Section 3.11: (i) a majority of the authorized number of members of such committee shall constitute a quorum for the transaction of business of such committee and (ii) the vote of a majority of the members of such committee present at a meeting of such committee at which a quorum is present shall be the act of such committee except where otherwise required by these Bylaws or the charter of such committee.

Section 3.12 Written Action. Any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if, before or after the action, all directors or committee members consent thereto in writing. The written consent may be signed manually or electronically (or by any other means then permitted under the NRS), and may be so signed in counterparts, including, without limitation, facsimile or email counterparts, and the written consent shall be filed with the minutes of proceedings of the Board of Directors or committee.

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Section 3.13 Compensation. Directors who are not salaried officers of the Corporation may receive a fixed sum per meeting attended or a fixed annual sum, or both, and such other forms of reasonable compensation as may be determined by resolution of the Board of Directors. All directors shall receive their expenses, if any, of attendance at meetings of the Board of Directors or any committee thereof. Any director may serve the Corporation in any other capacity and receive proper compensation therefor. If the Board of Directors establishes the compensation of directors pursuant to this Section 3.13, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence.

Section 3.14 Conference Communications. Directors may participate in any meeting of the Board of Directors, or of any duly constituted committee thereof, by means of any conference telephone, electronic communications, videoconferencing, teleconferencing or other comparable communication technique or technology permitted under the NRS, including, without limitation, a telephone conference or similar method of communication whereby all persons participating in the meeting can hear and communicate to each other. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a director or member of the committee, as the case may be, and (b) provide the directors or members of the committee a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members of the committee, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. For the purposes of establishing a quorum and taking any action at the meeting, such directors participating pursuant to this Section 3.14 shall be deemed present in person at the meeting.

ARTICLE IV

Officers

Section 4.01 Number. The officers of the Corporation shall consist of a Chief Executive Officer, a Chief Financial Officer, a Secretary or the equivalents of such officers. The officers of the Corporation may also consist of one or more Presidents, Vice Presidents and any other officers and agents as the Board of Directors, by a majority vote of the total number of directors, may designate. Any person may hold two or more offices.

Section 4.02 Election, Term of Office, and Qualifications. At each annual meeting of the Board of Directors all officers shall be elected. Such officers shall hold office until the next annual meeting of the directors or until their successors are elected and qualified, or until their earlier resignation or removal, or until such office is eliminated by a vote of the majority of all directors. Unless they have resigned or been removed, officers who may be directors shall hold office until the election and qualification of their successors, notwithstanding an earlier termination of their directorship.

Section 4.03 Removal and Vacancies. Any officer may be removed from his or her office by a majority vote of the total number of directors with or without cause. A vacancy among the officers by death, resignation, removal, or otherwise shall be filled for the unexpired term by the Board of Directors.

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Section 4.04 Chairman of the Board. The Chairman of the Board, if one is elected, shall preside at all meetings of the stockholders and directors and shall have such other duties as may be prescribed, from time to time, by the Board of Directors.

Section 4.05 Chief Executive Officer. The Chief Executive Officer of the Corporation shall have general supervision over the business of the Corporation, subject to the control of the Board and of any duly authorized committee of the Board. The Chief Executive Officer may sign and execute in the name of the Corporation, deeds, mortgages, bonds, contracts and other instruments, unless (a) the signing and execution thereof is expressly delegated by resolution of the Board or by these Bylaws to some other officer or agent of the Corporation or (b) applicable law provides otherwise. In general, the Chief Executive Officer shall perform all duties incident to the office of Chief Executive Officer of a corporation and such other duties as may from time to time be assigned to the Chief Executive Officer by resolution of the Board. Unless otherwise appointed by the Board, the Chief Executive Officer shall be the Chief Executive Officer.

Section 4.06 Chief Financial Officer. The Chief Financial Officer (a/k/a the Treasurer) shall keep accurate accounts of all moneys of the Corporation received or disbursed. The Chief Financial Officer shall deposit all moneys, drafts and checks in the name of and to the credit of the Corporation in such banks and depositories as a majority of the whole Board of Directors shall from time to time designate. The Chief Financial Officer shall have power to endorse for deposit all notes, checks and drafts received by the Corporation. The Chief Financial Officer shall disburse the funds of the Corporation as ordered by the directors, making proper vouchers therefor. The Chief Financial Officer shall render to the Chief Executive Officer and the Board of Directors whenever required an account of all his or her transactions as Chief Financial Officer and of the financial condition of the Corporation and shall perform such other duties as may from time to time be prescribed by the Board of Directors or by the Chief Executive Officer.

Section 4.07 Secretary. The Secretary shall be secretary of and shall attend all meetings of the stockholders and Board of Directors and shall record all proceedings of such meetings in the minute book of the Corporation. The Secretary shall give proper notice of meetings of stockholders and the Board of Directors. The Secretary shall perform such other duties as may from time to time be prescribed by the Board of Directors or by the Chief Executive Officer.

Section 4.08 Duties of other Officers. The duties of such other officers and agents as the Board of Directors may designate shall be set forth in the resolution creating such office or by subsequent resolution.

Section 4.07 Compensation. The officers of the Corporation shall receive such compensation for their services as may be determined from time to time by resolution of the Board of Directors or by one or more committees to the extent so authorized from time to time by the Board of Directors.

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ARTICLE V

Shares and Their Transfer

Section 5.01 Shares of Stock. The shares of stock of the Corporation shall be represented by a certificate, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of any such resolution providing for uncertificated shares, every holder of stock of the Corporation theretofore represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to a certificate, to be in such form as shall be prescribed by the Board of Directors, certifying the number of shares in the Corporation owned by such holder. The certificates for such shares shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman of the Board, the Chief Executive Officer or a Vice President, and by the Chief Financial Officer or an Assistant Chief Financial Officer, or the Secretary or an Assistant Secretary. Every certificate surrendered to the Corporation for exchange or transfer shall be cancelled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such certificate shall have been so cancelled, except in cases provided for in Section 5.05.

Section 5.02 Issuance of Stock. The Board of Directors is authorized to cause to be issued stock of the Corporation up to the full amount authorized by the Articles of Incorporation in such amounts and for such consideration as may be determined by the Board of Directors. Treasury shares may be disposed of by the Corporation for such consideration as may be fixed by the Board of Directors.

Section 5.03 Transfer Agent. The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place(s) as may be determined from time to time by the Board of Directors.

Section 5.04 Transfer of Stock. Transfer of stock on the books of the Corporation may be authorized only by the record holder of such stock, the holder’s legal representative or the holder’s attorney lawfully constituted in writing and, in the case of stock represented by a certificate or certificates, upon surrender of the certificate or the certificates for such stock, and, in the case of uncertificated stock, upon receipt of proper transfer instructions and compliance with appropriate procedures for transferring stock in uncertificated form (in each case, with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require). The Corporation may treat as the absolute owner of stock of the Corporation the person or persons in whose name stock is registered on the books of the Corporation. The Board of Directors may from time to time establish rules and regulations governing the issuance, transfer and registration of shares of stock of the Corporation.

Section 5.05 Loss of Certificates. Any stockholder claiming a certificate for stock to be lost, stolen, mutilated or destroyed shall make an affidavit of that fact in such form as the Board of Directors may require and shall, if the Board of Directors so requires, give the Corporation a bond of indemnity in form, in an amount, and with one or more sureties satisfactory to the Board of Directors, to indemnify the Corporation against any claims which may be made against it on account of the alleged loss, theft or destruction of the certificate or issuance of such new certificate. The Corporation may then issue (a) a new certificate or certificates of stock or (b) uncertificated shares, for the same number of shares represented by the certificate claimed to have been lost, stolen, mutilated or destroyed.

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Section 5.06 Facsimile Signatures. Whenever any certificate is countersigned by a transfer agent or by a registrar other than the Corporation or its employee, then the signatures of the officers or agents of the Corporation may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on any such certificate shall cease to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation as though the person who signed such certificate or whose facsimile signature or signatures had been placed thereon were such officer, transfer agent or registrar at the date of issue.

ARTICLE VI

Books and Records, Audit, Fiscal Year

Section 6.01 Books and Records. The Board of Directors of the Corporation shall cause to be kept: (a) a share ledger which shall be a charge of an officer designated by the Board of Directors; (b) records of all proceedings of stockholders and directors; and (c) such other records and books of account as shall be necessary and appropriate to the conduct of the corporate business.

Section 6.02 Audit. The Board of Directors shall cause the records and books of account of the Corporation to be audited at least once in each fiscal year and at such other times as it may deem necessary or appropriate.

Section 6.03 Annual List. The Board of Directors shall cause to be filed with the Nevada Secretary of State in each year the annual list required by law.

Section 6.04 Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year.

ARTICLE VII

Indemnification; Expenses

Section 7.01 Indemnification. The Corporation shall indemnify and hold harmless, and the Board of Directors may authorize the purchase and maintenance of insurance or make other financial arrangements for the purpose of such indemnification, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in such manner, under such circumstances and to the fullest extent permitted by the Articles of Incorporation and the NRS.

Section 7.02 Payment of Expenses. In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in the Articles of Incorporation, these Bylaws or by agreement, the expenses of directors and officers incurred in defending any threatened, pending or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, involving alleged acts or omissions of such director or officer in his or her capacity as a director or officer of the Corporation, or while serving in any capacity at the request of the Corporation as a director, officer, employee, agent, member, manager, managing member, partner or fiduciary of, or in any other capacity for, another corporation, limited liability company, partnership, joint venture, trust or other enterprise, shall be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an officer or director is successful on the merits or otherwise in defense of any such action, suit or proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

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Section 7.03 Amendment. No amendment to or repeal of this ARTICLE VII approved by the directors or stockholders of the Corporation shall apply to or have any effect on the right or protection of any director or officer of the Corporation existing prior to such amendment or repeal.

ARTICLE VIII

Miscellaneous

Section 8.01 Fixing Date for Determination of Stockholders of Record.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.

(b) If no record date is fixed:

(1) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(2) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed.

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(3) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting or to any postponement of any meeting of stockholders to a date not more than 60 days after the record date; provided, that the Board of Directors may fix a new record date for the adjourned meeting and must fix a new record date if the meeting is adjourned to a date more than 60 days later than the date set forth the original meeting.

Section 8.02 Periods of Time. During any period of time prescribed by these Bylaws, the date from which the designated period of time begins to run shall not be included, and the last day of the period so computed shall be included.

Section 8.03 Voting Securities Held by the Corporation. Unless otherwise ordered by the Board of Directors, the Chief Executive Officer shall have full power and authority on behalf of the Corporation (a) to attend, to act and to vote at any meeting of security holders or owners of other entities in which the Corporation may hold securities or ownership interests; (b) to execute any proxy for such meeting on behalf of the Corporation; or (c) to execute a written action in lieu of a meeting of such other entity on behalf of the Corporation. At such meeting, by such proxy or by such writing in lieu of meeting, the Chief Executive Officer shall possess and may exercise any and all rights and powers incident to the ownership of such securities or ownership interests that the Corporation might have possessed and exercised if it had been present. The Board of Directors may, from time to time, confer like powers upon any other person or persons.

Section 8.04 Purchase and Sale of Securities. Unless otherwise ordered by the Board of Directors, the Chief Executive Officer shall have power and authority on behalf of the Corporation to purchase, sell, transfer or encumber any and all securities or ownership interests of any other entity owned by the Corporation and may execute and deliver such documents as may be necessary to effectuate such purchase, sale, transfer or encumbrance. The Board of Directors may, from time to time, confer like powers upon any other person or persons.

ARTICLE IX

Amendments

Section 9.01 Amendments. These Bylaws may be amended, altered or repealed by a vote of the majority of the total number of directors or of the stockholders at any meeting upon proper notice.

ARTICLE X

General

Section 10.01 Forum for Adjudication of Disputes. To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative or investigative or that assert any claim or counterclaim (a) brought in the name or right of the Corporation or on its behalf, (b) asserting a claim for breach of any fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) arising or asserting a claim arising pursuant to any provision of NRS Chapters 78 or 92A or any provision of the Articles of Incorporation or these Bylaws or (d) asserting a claim governed by the internal affairs doctrine. In the event that the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such action, suit or proceeding, then any other state district court located in the State of Nevada shall be the sole and exclusive forum therefor and in the event that no state district court in the State of Nevada has jurisdiction over any such action, suit or proceeding, then a federal court located within the State of Nevada shall be the sole and exclusive forum therefor. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 10.01.

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Section 10.02 Application of These Bylaws. In the event that any provisions of these Bylaws is or may be in conflict with any law of the United States, of the State of Nevada, or of any governmental body or power having jurisdiction over this Corporation, or over the subject matter to which such provision of these Bylaws applies, or may apply, such provision of these Bylaws shall be inoperative to the extent only that the operation thereof conflicts with such law, and shall in all other respects be in full force and effect.

Section 10.03 Invalid Provisions. If any part of these Bylaws is held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, shall be valid and operative.

These Bylaws are hereby adopted by the Corporation as of _______________, 2020.

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APPENDIX D

PREDICTIVE ONCOLOGY INC.
AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN

Effective ~~March 22~~September ___, ~~2019~~2020*

TABLE OF CONTENTS

1. Purpose	3
2. Administration	3
3. Eligible Participants	3
4. Types of Incentives	3
5. Shares Subject to the Plan	~~3~~4
5.1. Number of Shares	4
5.2. Cancellation	4
5.3. Type of Common Stock	4
5.4. Limitation on ~~Certain Grants~~Awards Granted to Non-Employee Directors	4
6. Stock Options	4
6.1. Price	4
6.2. Number	4
6.3. Duration and Time for Exercise	4
6.4. Manner of Exercise	5
6.5. Incentive Stock Options	5
7. Stock Appreciation Rights	6
7.1. Price	6
7.2. Number	6
7.3. Duration	6
7.4. Exercise	6
7.5. Issuance of Shares Upon Exercise	6
8. Stock Awards, Restricted Stock and Restricted Stock Units	7
8.1. Number of Shares	7
8.2. Sale Price	7
8.3. Restrictions	7
8.4. Enforcement of Restrictions	7
8.5. End of Restrictions	8
8.6. Rights of Holders of Restricted Stock and Restricted Stock Units	8
8.7. Settlement of Restricted Stock Units	8
8.8. Dividend Equivalents	8

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9. Performance Awards	8
~~9.1. Performance Conditions~~	~~8~~
~~9.2. Performance Awards Granted to Designated Covered Employees~~	~~8~~
~~9.3. Written Determinations~~	~~10~~
~~9.4. Status of Performance Awards Under Code Section 162(m)~~	~~10~~
10. General	~~10~~8
10.1. Plan Effective Date and Shareholder Approval; Termination of Plan	~~10~~8
10.2. Duration	~~10~~9
10.3. Non-transferability of Incentives	~~11~~9
10.4. Effect of Termination or Death	~~11~~9
10.5. Restrictions under Securities Laws	~~11~~9
10.6. Adjustment	~~11~~10
10.7. Incentive Plans and Agreements	~~12~~10
10.8. Withholding	~~12~~10
10.9. No Continued Employment, Engagement or Right to Corporate Assets	~~12~~10
10.10. Payments Under Incentives	~~12~~10
10.11. Amendment of the Plan	~~12~~11
10.12. Amendment of Agreements for Incentives; No Repricing	~~13~~11
10.13. Vesting Upon Change In Control	~~13~~11
10.14. Sale, Merger, Exchange or Liquidation	~~14~~12
10.15. Definition of Fair Market Value	~~15~~13
10.16. Definition of Grant Date	~~16~~14
10.17. Compliance with Code Section 409A	~~16~~14
10.18. Prior Plan	~~17~~15

* All numbers of shares of common stock herein have been adjusted for a one-for-ten (1:10) reverse stock split that was effective for trading purposes on October 29, 2019.

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PREDICTIVE ONCOLOGY INC.
AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN

1.                   Purpose. The purpose of the Amended and Restated 2012 Stock Incentive Plan (the “Plan”) of Predictive Oncology Inc. (the “Company”) is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.01 par value, of the Company (“Common Stock”) or other incentive awards on terms determined under this Plan.

2.                   Administration. The Plan shall be administered by the board of directors of the Company (the “Board of Directors”) or by a stock option or compensation committee (the “Committee”) of the Board of Directors. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the Board of Directors. Each member of the Committee shall be (a) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (including the regulations promulgated thereunder, the “1934 Act”) (a “Non-Employee Director”), and (b) shall be ~~an “outside director” within the meaning of Section 162(m) under the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations promulgated thereunder (“Code Section 162(m)”)~~independent directors under listing rules of The Nasdaq Stock Market or, if the Company is no longer listed on The Nasdaq Stock Market, then any national securities exchange on which the Company’s common stock may be listed. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. If at any time there is no stock option or compensation committee, the term “Committee”, as used in the Plan, shall refer to the Board of Directors. Notwithstanding the foregoing or anything else to the contrary contained in the Plan, the Company’s Chief Executive Officer or Chief Financial Officer may, on a discretionary basis and without the Committee’s review or approval, grant Stock Options to purchase up to ~~2,500~~25,000 shares each to employees of the Company who are not officers of the Company. Such discretionary Stock Option grants shall not exceed ~~10,000~~100,000 shares in total in any fiscal year. Subject to the foregoing limitations, the Chief Executive Officer or Chief Financial Officer shall determine from time to time (i) the employees to whom grants will be made, (ii) the number of shares to be granted and (iii) the terms and provisions of each Stock Option (which need not be identical).

3.                   Eligible Participants. Officers of the Company, employees of the Company or its subsidiaries, members of the Board of Directors, and consultants or other independent contractors who provide services to the Company or its subsidiaries shall be eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

4.                   Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (Section 6); (b) stock appreciation rights (“SARs”) (Section 7); (c) stock awards (Section 8); (d) restricted stock (Section 8); restricted stock units (Section 8) and performance awards (Section 9). Subject to the specific limitations provided in this Plan, payment of Incentives may be in the form of cash, Common Stock or combinations thereof as the Committee shall determine, and with such other restrictions as it may impose.

5.                   Shares Subject to the Plan.

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5.1.             Number of Shares. Subject to adjustment as provided in Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed ~~1,000,000~~1,750,000 shares of Common Stock. In addition, as of the Effective Date, any shares available in the reserve of the Prior Plan (as defined in Section 10.18) shall be added to the Plan share reserve and be available for issuance under the Plan. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Shares of Common Stock that are issued under the Plan or are subject to Incentives awarded under the Plan will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

5.2.             Cancellation. If an Incentive granted under the Plan or under the Prior Plan expires or is terminated or canceled unexercised as to any shares of Common Stock or forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan pursuant to another Incentive. If any Shares subject to an Incentive granted under the Plan or under the Prior Plan are withheld or applied as payment in connection with the exercise of an Incentive (including the withholding of Shares on the exercise of a stock option or the exercise of an SAR that is settled in Shares) or the withholding or payment of taxes related thereto, such Shares shall not again be available for grant under the Plan.

5.3.             Type of Common Stock. Common Stock issued under the Plan in connection with Incentives will be authorized and unissued shares.

5.4.             Limitation on ~~Certain Grants~~Awards Granted to Non-Employee Directors. ~~During any one fiscal year, no person shall receive Incentives under the Plan that could result in that person receiving, earning or acquiring, subject to the adjustments described in Section 10.6: (a) Stock Options and SARs for, in the aggregate, more than 200,000 shares of Common Stock; or (b) Performance Awards, in the aggregate, for more than 100,000 shares of Common Stock or, if payable in cash, with a maximum amount payable exceeding $2,000,000.~~ . No member of the Board of Directors who is not also an employee of the Company may be granted any Incentive or Incentives that exceed in the aggregate $100,000 in value (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year (provided that service solely as a director, or payment of a fee for such services, will not cause a director to be considered an “employee” for purposes of this Section 5.4). The foregoing limit shall not apply to any Incentive made pursuant to any election by the directors to receive an Incentive in lieu of all or a portion of annual and committee retainers and meeting fees.

6.                   Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1.             Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 10.6. Notwithstanding the foregoing sentence, the option price per share shall not be less than the Fair Market Value (as defined in Section 10.15) of the Common Stock on the Grant Date (as defined in Section 10.16).

6.2.             Number. The number of shares of Common Stock subject to a stock option shall be determined by the Committee, subject to adjustment as provided in Section 10.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises an SAR if any SAR is granted in conjunction with or related to the stock option. ~~If the number of shares subject to a stock option is reduced pursuant to the preceding sentence, the number of shares subject to the original grant will continue to count against the limitation on grants under Section 5.4.~~

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6.3.             Duration and Time for Exercise. Subject to earlier termination as provided in Section 10.3, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the Grant Date. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the first sentence of this paragraph, the Committee may extend the term of any stock option to the extent provided in Section 10.4.

6.4.             Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) unless otherwise provided in the option agreement, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) unless otherwise provided in the option agreement, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations consistent with Section 10.8, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Before the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

6.5.             Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Code Section 422):

(a)                The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company’s plans) shall not exceed $100,000. The determination will be made by taking Incentive Stock Options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

(b)                Any option agreement for an Incentive Stock Option under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

(c)                All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the shareholders.

(d)                Unless sooner exercised, all Incentive Stock Options shall expire no later than ten years after the Grant Date.

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(e)                The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the Grant Date.

(f)                 If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Code Section 422) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the Grant Date and (ii) such Incentive Stock Options shall expire no later than five years after the Grant Date.

7.                   Stock Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, the amount of which is determined pursuant to the formula set forth in Section 7.5. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

7.1.             Price. The exercise price per share of any SAR granted without reference to a stock option shall be determined by the Committee, subject to adjustment under Section 10.6. Notwithstanding the foregoing sentence, the exercise price per share shall not be less than the Fair Market Value of the Common Stock on the Grant Date.

7.2.             Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 10.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR relates shall be reduced in the same proportion that the holder of the option exercises the related stock option. ~~If the number of shares subject to an SAR is reduced pursuant to the preceding sentence, the number of shares subject to the original grant will continue to count against the limitation on grants under Section 5.4.~~

7.3.             Duration. Subject to earlier termination as provided in Section 10.3, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the Grant Date. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR. Subject to the first sentence of this paragraph, the Committee may extend the term of any SAR to the extent provided in Section 10.4.

7.4.             Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.5.

7.5.             Issuance of Shares Upon Exercise. The number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

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(a)                the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 10.6); by

(b)                the Fair Market Value of a share of Common Stock on the exercise date.

No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

8.                   Stock Awards, Restricted Stock and Restricted Stock Units. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, with or without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price, if any, determined by the Committee and subject to restrictions on their sale or other transfer by the participant. Restricted stock units represent the right to receive shares of Common Stock at a future date. The transfer of Common Stock pursuant to stock awards, ,the transfer or sale of restricted stock and restricted stock units shall be subject to the following terms and conditions:

8.1.             Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock, or the number of shares that may be issued pursuant to a restricted stock unit, shall be determined by the Committee.

8.2.             Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3.             Restrictions. All shares of restricted stock transferred or sold by the Company hereunder, and all restricted stock units granted hereunder, shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

(a)                a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, or the delivery of shares pursuant to restricted stock units, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b)                a requirement that the holder of shares of restricted stock or restricted stock units forfeit, or (in the case of shares sold to a participant) re-sell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment, service on the Board of Directors or consulting engagement during any period in which such shares are subject to restrictions; and

(c)                such other conditions or restrictions as the Committee may deem advisable.

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8.4.             Enforcement of Restrictions. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock or restricted stock units shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend that refers to the Plan and the restrictions imposed under the applicable agreement. At the Committee’s election, shares of restricted stock may be held in book entry form subject to the Company’s instructions until any restrictions relating to the restricted stock grant lapse.

8.5.             End of Restrictions. Subject to Section 10.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir. Subject to Section 10.5, upon the lapse or waiver of restrictions applicable to restricted stock units, or at a later time specified in the agreement governing the grant of restricted stock units, any shares derived from the restricted stock units shall be issued and delivered to the holder of the restricted stock units.

8.6.             Rights of Holders of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Any holder of restricted stock units shall not be, and shall not have rights and privileges of, a shareholder with respect to any shares that may be derived from the restricted stock units unless and until such shares have been issued.

8.7.             Settlement of Restricted Stock Units.  Restricted stock units may be satisfied by delivery of shares of stock, cash equal to the Fair Market Value of the specified number of shares covered by the restricted stock units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

8.8.             Dividend Equivalents. In connection with any award of restricted stock units, the Committee may grant the right to receive cash, shares of stock or other property equal in value to dividends paid with respect to the number of shares represented by the restricted stock units (“Dividend Equivalents”). Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any award of restricted stock units shall be either (a) paid with respect to such restricted stock units at the dividend payment date in cash or in shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (b) deferred with respect to such restricted stock units and the amount or value thereof automatically deemed reinvested in additional restricted stock units until the time for delivery of shares (if any) pursuant to the terms of the restricted stock unit award.

9.                        Performance Awards ~~Performance Conditions~~. The right of a participant to exercise or receive a grant or settlement of any Incentive, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee (such an Incentive is referred to as a “Performance Award”). The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to ~~reducechange the amounts payable under any Incentive subject to performance conditions, except as limited under Section 9.2 hereof in the case of a Performance Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award intended to qualify under Code Section 162(m), shall be exercised by the Committee as the Committee and not the Board.~~

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~~9.2              Performance Awards Granted to Designated Covered Employees~~

~~. If and to the extent the Committee determines that a Performance Award to be granted to a person who is designated by the Committee as likely to be a covered employee within the meaning of Code Section 162(m) and regulations thereunder (a “Covered Employee”) should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise, and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 9.2.~~

~~(a) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 9.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including but not limited to the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain" at the time the Performance Award is granted. The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal, or that two or more of the performance goals must be achieved as a condition to grant, exercise, and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one participant or to different participants.~~

~~(b) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company, shall be used exclusively by the Committee in establishing performance goals for such Performance Awards as are intended to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code: earnings per share, operating income or profit, net income, gross or net sales, expenses, expenses as a percentage of net sales, inventory turns, cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment), gross profit, margins, working capital, earnings before interest and tax (EBIT), earnings before interest, tax, depreciation and amortization (EBITDA), return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue), revenue growth, share price (including, but not limited to, growth measures and total shareholder return), operating efficiency, productivity ratios, market share, economic value added and safety (or any of the above criteria as compared to the performance of a group of comparable companies, or any published or special index that the Committee, in its sole discretion, deems appropriate), or the Committee may select criteria based on the Company’s share price as compared to various stock market indices. The Committee, in its sole discretion, may modify the performance goals if it determines that circumstances have changed and modification is required to reflect the original intent of the performance goals; provided, however, that no such change or modification may be made to the extent it increases the amount of compensation payable to any participant who is a Covered Employee.~~

~~(c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten (10) years, as specified by the Committee. Performance goals shall be established not later than ninety (90) days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).~~

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~~(d) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, stock, other Incentives or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of continuous service by the participant before the end of a performance period or the settlement date of Performance Awards.~~

~~9.3            Written Determinations~~

~~. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards, and as to the achievement of performance goals relating to Performance Awards under Section 9.2(a), shall be made in writing in the case of any Performance Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards if and to the extent required to comply with Code Section 162(m).~~

~~9.4             Status of Performance Awards Under Code Section 162(m)~~

~~. It is the intent of the Company that Performance Awards granted under this Section 9 to persons who are designated by the Committee as likely to be Covered Employees shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m). Accordingly, the terms of Sections 9.2, 9.3 and 9.4, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m). Notwithstanding the foregoing, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements~~.

10.               General.

10.1.          Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within twelve (12) months of its adoption by the Board by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code ~~Sections 162(m) (if applicable) and~~Section 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements of any stock exchange, if any, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event shareholder approval is not obtained. The Plan shall terminate no later than ten (10) years from the date of the later of (x) the Effective Date and (y) the date an increase in the number of shares reserved for issuance under the Plan is approved by the Board (so long as such increase is also approved by the shareholders).

10.2.          Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the Effective Date of the Plan.

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10.3.          Non-transferability of Incentives. No stock option, SAR, restricted stock or stock award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder), and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options (other than stock options intended to qualify as Incentive Stock Options pursuant to Section 6.5) may be transferred by the holder thereof to the holder’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Code Section 501(c)(3). During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by this Section 10.3.

10.4.          Effect of Termination or Death. If a participant ceases to be an employee of or consultant to the Company for any reason, including death or disability, any Incentives may be exercised or shall expire at such times as may be set forth in the agreement, if any, applicable to the Incentive, or otherwise as determined by the Committee; provided, however, the term of an Incentive may not be extended beyond the term originally prescribed when the Incentive was granted, unless the Incentive satisfies (or is amended to satisfy) the requirements of Code Section 409A, including the rules and regulations promulgated thereunder (together, “Code Section 409A”); and provided further that the term of an Incentive may not be extended beyond the maximum term permitted under this Plan.

10.5.          Restrictions under Securities Laws. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

10.6.          Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, and the other numbers of shares of Common Stock provided in the Plan, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

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10.7.          Incentive Plans and Agreements. Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options. The Committee shall communicate the key terms of each award to the participant promptly after the Committee approves the grant of such award.

10.8.          Withholding.

(a)                The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. If so permitted by the Committee at the time of the award of any Incentive or at a later time, at any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR or upon vesting of restricted stock, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold, from the distribution or from such shares of restricted stock, shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(b)                Each Election must be made before the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

10.9.          No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.10.      Payments Under Incentives. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Except as permitted under Section 10.17, payments and distributions may not be deferred under any Incentive unless the deferral complies with the requirements of Code Section 409A.

10.11.      Amendment of the Plan. The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall adversely change or impair, without the consent of the recipient, an Incentive previously granted. Further, no such amendment shall, without approval of the shareholders of the Company, (a) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (b) change or expand the types of Incentives that may be granted under the Plan, (c) change the class of persons eligible to receive Incentives under the Plan, or (d) materially increase the benefits accruing to participants under the Plan.

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10.12.      Amendment of Agreements for Incentives; No Repricing. Except as otherwise provided in this Section 10.12 or Section 10.17, the terms of an existing Incentive may be amended by agreement between the Committee and the participant. Notwithstanding the foregoing sentence, in the case of a stock option or SAR, no such amendment shall (a) without shareholder approval, lower the exercise price of a previously granted stock option or SAR, cancel a stock option or SAR when the exercise price per share exceeds the Fair Market Value of the underlying shares in exchange for another Incentive or cash, or take any other action with respect to a stock option that may be treated as a repricing under the federal securities laws or generally accepted accounting principles; or (b) extend the term of the Incentive, except as provided in Sections 10.4 and 10.17.

10.13.      Vesting Upon Change In Control. Upon the occurrence of an event satisfying the definition of “Change in Control” with respect to a particular Incentive, unless otherwise provided in the agreement for the Incentive, such Incentive shall become vested and all restrictions shall lapse. The Committee may, in its discretion, include such further provisions and limitations in any agreement for an Incentive as it may deem desirable. For purposes of this Section 10.13, “Change in Control” means the occurrence of any one or more of the following:

(a)                a merger, consolidation, statutory exchange or reorganization approved by the Company’s shareholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the successor corporation are immediately thereafter beneficially owned directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction;

(b)                any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) under the Securities Exchange Act of 1934, as amended (other than the Company or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Company) becomes directly or indirectly the beneficial owner (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing (or convertible into or exercisable for securities possessing) thirty percent (30%) or more of the total combined voting power of the securities (determined by the power to vote with respect to the elections of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Company or the acquisition of outstanding securities held by one or more of the Company’s shareholders;

(c)                there is consummated a sale, lease, exclusive license, or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license, or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license, or other disposition; or

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(d)                individuals who, on the Effective Date, are Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Directors; provided, however, that if the appointment or election (or nomination for election) of any new Director was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (i) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company and the Participant shall supersede the foregoing definition with respect to Incentives subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply)~~; (ii) for clarification, a “Change in Control” shall not be deemed to have occurred for purposes of the foregoing clause (b) as the result of the acquisition of additional securities by Dr. Samuel Herschkowitz, Joshua Kornberg or their affiliates~~; and (~~iii~~ii) a “Change in Control” shall not be deemed to have occurred for purposes of the foregoing clause (b) solely as the result of a repurchase or other acquisition of securities by Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of Voting Securities beneficially owned by any person to thirty percent (30%) or more of the combined voting power of all of the then outstanding Voting Securities; provided, however, that if any person referred to in this clause (~~iii~~ii) shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from Company) and immediately thereafter beneficially owns thirty percent (30%) or more of the combined voting power of all of the then outstanding Voting Securities, then a “Change in Control” shall be deemed to have occurred for purposes of the foregoing clause (b).

10.14.      Sale, Merger, Exchange or Liquidation. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the Committee (collectively a “transaction”), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to any one or more of the following:

(a)                providing that the Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately before such transaction (with appropriate adjustment for the exercise price, if any), (ii) SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately before such transaction, and (iii) any Incentive under the Employment Agreement which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee.

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(b)                providing that participants holding outstanding vested Common Stock based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock on a date within ten days before the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction.

(c)                providing that the Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Incentives the right to earn their respective Incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction.

(d)                to the extent that the vesting of any Incentives is not accelerated pursuant to Section 10.13, providing that all unvested, unearned or restricted Incentives, including but not limited to restricted stock for which restrictions have not lapsed as of the effective date of such transaction, shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any Incentive.

The Board of Directors may restrict the rights of participants or the applicability of this Section 10.14 to the extent necessary to comply with Section 16(b) of the 1934 Act, the Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10.15.      Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee determines in good faith to be 100% of the fair market value of such a share as of the date in question. Notwithstanding the foregoing:

(a)                If such shares are listed on a U.S. securities exchange, then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange on the applicable date. If such U.S. securities exchange is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange.

(b)                If such shares are publicly traded but are not listed on a U.S. securities exchange, then Fair Market Value shall be determined by reference to the trading price of a share of Common Stock on such date (or, if the applicable market is closed on such date, the last date on which the Common Stock was publicly traded), by a method consistently applied by the Committee.

(c)                If such shares are not publicly traded, then the Committee’s determination will be based upon a good faith valuation of the Company’s Common Stock as of such date, which shall be based upon such factors as the Committee deems appropriate. The valuation shall be accomplished in a manner that complies with Code Section 409A and shall be consistently applied to Incentives under the Plan.

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10.16.      Definition of Grant Date. For purposes of this Plan, the “Grant Date” of an Incentive shall be the date on which the Committee approved the award or, if later, the date established by the Committee as the date of grant of the Incentive.

10.17.      Compliance with Code Section 409A.

(a)                Except to the extent such acceleration or deferral is permitted by the requirements of Code Section 409A, neither the Committee nor a participant may accelerate or defer the time or schedule of any payment of, or the amount scheduled to be paid under, an Incentive that constitutes Deferred Compensation (as defined in paragraph(d) below); provided, however, that payment shall be permitted if it is in accordance with a “specified time” or “fixed schedule” or on account of “separation from service,” “disability,” death, “change in control” or “ unforeseeable emergency” (as those terms are defined under Code Section 409A) that is specified in the agreement evidencing the Incentive.

(b)                Notwithstanding anything in this Plan, unless the agreement evidencing the Incentive specifically provides otherwise, if a participant is treated as a Specified Employee (as defined in paragraph (d) and as determined under Code Section 409A by the Committee in good faith) as of the date of his or her “separation from service” as defined for purposes of Code Section 409A, the Company may not make payment to the participant of any Incentive that constitutes Deferred Compensation, earlier than 6 months following the participant’s separation from service (or if earlier, upon the Specified Employee’s death), except as permitted under Code Section 409A. Any payments that otherwise would be payable to the Specified Employee during the foregoing 6-month period will be accumulated and payment delayed until the first date after the 6-month period. The Committee may specify in the Incentive agreement, that the amount of the Deferred Compensation delayed under this paragraph shall accumulate interest, earnings or Dividend Equivalents (as applicable) during the period of such delay.

(c)                The Committee may, however, reform any provision in an Incentive that is intended to comply with (or be exempt from) Code Section 409A, to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Code Section 409A.

(d)                For purposes of this Section 10.17, ~~"~~“Deferred Compensation~~"~~” means any Incentive under this Plan that provides for the “deferral of compensation” under a “nonqualified deferred compensation plan” (as those terms are defined under Code Section 409A) and that would be subject to the taxes specified in Code Section 409A(a)(1) if and to the extent that the Plan and the agreement evidencing the Incentive do not meet or are not operated in compliance with the requirements of paragraphs (a)(2), (a)(3) and (a)(4) of Code Section 409A . Deferred Compensation shall not include any amount that is otherwise exempt from the requirements of Code Section 409A. A “Specified Employee” means a Participant who is a “key employee” as described in Code Section 416 (i) (disregarding paragraph (5) thereof) at any time during the Company’s fiscal year ending on January 31, or such other “identification date” that applies consistently for all plans of the Company that provide “deferred compensation” that is subject to the requirements of Code Section 409A. Each participant will be identified as a Specified Employee in accordance with Code Section 409A, including with respect to the merger of the Company with any other company or any spin-off or similar transaction, and such identification shall apply for the 12-month period commencing on the first day of the fourth month following the identification date. Notwithstanding the foregoing, no participant shall be a Specified Employee unless the stock of the Company (or other member of a “controlled group of corporations” as determined under Code Section 1563) is publicly traded on an established securities market (or otherwise) as of the date of the participant’s “separation from service” as defined in Code Section 409A.

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10.18.      Prior Plan. Notwithstanding the adoption of this Plan by the Board of Directors and its approval by the shareholders, the Company’s 2008 Equity Incentive Plan, as it has been amended from time to time (the “Prior Plan”), shall remain in effect, and all grants and awards made under the Prior Plan shall be governed by the terms of the Prior Plan. From and after the Effective Date, no further grants and awards shall be made under the Prior Plan.

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PREDICTIVE ONCOLOGY INC. 2915 COMMERS DRIVE, SUITE 900 EAGAN, MN 55121

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 2, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to
www.virtualshareholdermeeting.com/POAI2020

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 2, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D21349-P43362	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PREDICTIVE ONCOLOGY INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except"and write the number(s) of the nominee(s) on the line below.
The Board of Directors unanimously recommends a vote "FOR" the nominees listed in Proposal No. 1 and "FOR"

Proposal Nos. 2, 3, 4, 5 and 6.		☐	☐	☐
1. To elect three Class II members to the Board of Directors: 01) J. Melville Engle 02) Gregory S. St.Clair, Sr. 03) Nancy Chung-Welch
				For	Against	Abstain
2. To approve the reincorporation of the Company in Nevada (the "Reincorporation").				☐	☐	☐

3. To approve the repricing of outstanding stock options issued under the Company’s Amended and Restated 2012 Stock Incentive Plan and held by current officers or employees of the Company which have an exercise price higher than $1.54 per share (the "Option Repricing").				☐	☐	☐

4. To approve an Amended and Restated 2012 Stock Incentive Plan, including an increase in the reserve of shares of common stock authorized for issuance thereunder by 750,000 to 1,750,000 (the "Amended and Restated Plan").				☐	☐	☐

5. To ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.				☐	☐	☐

6. To adjourn the Annual Meeting, if necessary, to solicit additional proxies for approval of the Reincorporation, the Option Repricing and/or the Amended and Restated Plan as applicable.				☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSAL NOS. 2, 3, 4, 5 AND 6 AND FOR THE DIRECTORS NOMINATED FOR RE-ELECTION IN PROPOSAL NO. 1.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)		Date

PREDICTIVE ONCOLOGY INC.

ANNUAL MEETING OF STOCKHOLDERS

September 3, 2020

3:00 PM (Central Daylight Time)

Virtual Annual Meeting - Visit www.virtualshareholdermeeting.com/POAI2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 3, 2020:

The Proxy Statement and the Annual Report on Form 10-K, as amended, of Predictive Oncology Inc. are available at http://skylinemedical.investorroom.com

D21350-P43362

Predictive Oncology Inc. 2915 Commers Drive, Suite 900 Eagan, Minnesota 55121	PROXY

This proxy is solicited by the Board of Directors for use at the Annual Meeting on September 3, 2020.

The shares of common stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" the directors nominated for re-election in Proposal No. 1 and "FOR" Proposal Nos. 2, 3, 4, 5 and 6.

The undersigned hereby appoints CARL SCHWARTZ AND BOB MYERS, and each of them individually, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of common stock of Predictive Oncology Inc. (the "Company") registered in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 3:00 PM (Central Daylight Time) on September 3, 2020 and at any adjournment or postponement thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting. The Annual Meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the Annual Meeting virtually, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/POAI2020. YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON.

See reverse for voting instructions